SUPPLEMENT
TO PROSPECTUS SUPPLEMENT DATED JUNE 26, 2003
(To Prospectus dated June 24, 2003)


                                 CWMBS, INC.
                                  Depositor

                                 Countrywide
                               Home Loans, Inc.
                                    Seller

                     Countrywide Home Loans Servicing LP
                               Master Servicer


                  CHL Mortgage Pass-Through Trust 2003-HYB3
                                    Issuer




The Class 6-A-1
Certificates represent
obligations of the trust           The Class 6-A-1 Certificates
only and do not
represent an interest in           o  This supplement relates to the offering of the Class 6-A-1 Certificates
or obligation of                      of the series referenced above. This supplement does not contain
CWMBS, Inc.,                          complete information about the offering of the Class 6-A-1 Certificates.
Countrywide Home                      Additional information is contained in the prospectus supplement dated
Loans, Inc.,                          June 26, 2003, prepared in connection with the offering of the offered
Countrywide Home                      certificates of the series referenced above and in the prospectus of the
Loans Servicing LP or                 depositor dated June 24, 2003. You are urged to read this supplement,
any of their affiliates.              the prospectus supplement and the prospectus in full.

This supplement may be             o  As of November 19, 2004, the class certificate balance of the Class
used to offer and sell the            6-A-1 Certificates was approximately $11,515,157.
offered certificates only
if accompanied by the
prospectus supplement
and the prospectus.




NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED THESE SECURITIES OR DETERMINED THAT THIS SUPPLEMENT, THE PROSPECTUS SUPPLEMENT OR THE PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This supplement is to be used by Countrywide Securities Corporation, an affiliate of CWMBS, Inc., Countrywide Home Loans, Inc. and Countrywide Home Loans Servicing LP , in connection with offers and sales relating to market making transactions in the Class 6-A-1 Certificates in which Countrywide Securities Corporation acts as principal. Countrywide Securities Corporation may also act as agent in such transactions. Sales will be made at prices related to the prevailing prices at the time of sale.

December 2, 2004

                              THE MORTGAGE POOL

     As of November 1, 2004 (the "Reference Date"), loan group 1 included approximately 50 Mortgage Loans having an aggregate Stated Principal Balance of approximately $16,644,412, loan group 2 included approximately 54 Mortgage Loans having an aggregate Stated Principal Balance of approximately $19,355,045, loan group 3 included approximately 32 Mortgage Loans having an aggregate Stated Principal Balance of approximately $11,125,091, loan group 4 included approximately 189 Mortgage Loans having an aggregate Stated Principal Balance of approximately $74,581,335, loan group 5 included approximately 42 Mortgage Loans having an aggregate Stated Principal Balance of approximately $16,535,863, loan group 6 included approximately 29 Mortgage Loans having an aggregate Stated Principal Balance of approximately $13,009,539, loan group 7 included approximately 251 Mortgage Loans having an aggregate Stated Principal Balance of approximately $118,947,387, and loan group 8 included approximately 131 Mortgage Loans having an aggregate Stated Principal Balance of approximately $63,021,222.

     The following table summarizes the delinquency and foreclosure experience of the Mortgage Loans as of the Reference Date.


                                                                  As of November 1, 2004
                                      ---------------------------------------------------------------------------------
                                        Loan      Loan      Loan      Loan      Loan      Loan      Loan      Loan
                                        Group 1   Group 2   Group 3   Group 4   Group 5   Group 6   Group 7   Group 8
-----------------------------------------------------------------------------------------------------------------------
Total Number of Mortgage Loans......
                                        50        54        32        189       42        29        251       131
Delinquent Mortgage Loans and
Pending Foreclosures at Period End
(1)
     30-59 days.....................    4.00%     3.70%     6.25%     0.53%     4.76%     6.90%     0.80%     0.00%
     60-89 days.....................    0.00%     1.85%     0.00%     0.53%     0.00%     3.45%     0.00%     0.00%
     90 days or more
     (excluding pending
     foreclosures)..................    0.00%     0.00%     0.00%     1.06%     0.00%     0.00%     0.00%     0.00%
     Total Delinquencies............    4.00%     5.55%     6.25%     2.12%     4.76%     10.34%    0.80%     0.00%
Foreclosures Pending................    0.00%     0.00%     0.00%     0.53%     0.00%     0.00%     0.80%     0.00%
Total Delinquencies and
foreclosures pending................    4.00%     5.55%     6.25%     2.65%     4.76%     10.34%    1.60%     0.00%

----------------

(1) As a percentage of the total number of Mortgage Loans as of the Reference Date.

     Certain additional information as to the Mortgage Loans in loan group 1, loan group 2, loan group 3, loan group 4, loan group 5, loan group 6, loan group 7 and loan group 8, as of the Reference Date is set forth in Exhibit 1 in tabular format Other than with respect to rates of interest, percentages (approximate) are stated in such tables by Stated Principal Balance of the Mortgage Loans as of the Reference Date and have been rounded in order to total 100.00%.

                          SERVICING OF MORTGAGE LOANS

The Master Servicer

     Countrywide Home Loans Servicing LP will act as Master Servicer under the Agreement.

Foreclosure, Delinquency and Loss Experience

     Historically, a variety of factors, including the appreciation of real estate values, have limited Countrywide Home Loans' loss and delinquency experience on its portfolio of serviced mortgage loans. There can be no assurance that factors beyond the control of Countrywide Home Loans, such as national or local economic conditions or downturns in the real estate markets of its lending areas, will not result in increased rates of delinquencies and foreclosure losses in the future.

     A general deterioration of the real estate market in regions where the mortgaged properties are located may result in increases in delinquencies of loans secured by real estate, slower absorption rates of real estate into the market and lower sales prices for real estate. A general weakening of the economy may result in decreases in the financial strength of borrowers and decreases in the value of collateral serving as security for loans.

     If the real estate market and economy were to decline, Countrywide Home Loans may experience an increase in delinquencies on the loans it services and higher net losses on liquidated loans. The following table summarizes the delinquency, foreclosure and loss experience, respectively, on the dates indicated, of all non-conforming adjustable-rate mortgage loans originated or acquired by Countrywide Home Loans and serviced or master serviced by Countrywide Home Loans. The delinquency, foreclosure and loss percentages may be affected by the size and relative lack of seasoning in the servicing portfolio. The information should not be considered as a basis for assessing the likelihood, amount or severity of delinquency or losses on the mortgage loans and no assurances can be given that the foreclosure, delinquency and loss experience presented in the following tables will be indicative of the actual experience on the mortgage loans. The columns in the following table may not total due to rounding.

                                        At February 28(29),                      At December 31,                 At September 30,
                                   ----------------------------    -----------------------------------------   --------------------
                                          2000          2001           2001          2002           2003               2004
                                  ----------------   ----------    -----------   ------------    -----------   -------------------
                                                  (Dollar Amounts in Thousands, Except Losses on Liquidated Mortgage Loans)
Jumbo ARM Loans(1)
Number of loans                          10,401         11,678         11,957        21,567         98,334            223,768
Volume of loans                      $3,286,709     $3,798,037     $4,334,489    $8,063,387    $33,767,412        $70,571,025
Delinquent Mortgage Loans and
Pending Foreclosures at
Period End
30 - 59 days                               1.96%          2.79%          1.61%         1.18%          0.84%              1.10%
60 - 89 days                               0.49           0.32           0.34          0.22           0.13               0.16
90 days or more (excluding
pending foreclosures)                      0.51           0.40           0.41          0.24           0.08               0.09
Total delinquencies                        2.96%          3.51%          2.36%         1.65%          1.06%              1.35%
Foreclosures pending                       0.37%          0.40%          0.40%         0.21%          0.05%              0.07%
Total delinquencies and
Foreclosures pending                       3.33%          3.91%          2.76%         1.86%          1.11%              1.42%
Losses on liquidated loans(2)         $(876,985)      $(47,952)     $(716,016)   $(301,255)    $(2,085,043)       $(2,384,337)

(1) "Number of loans" and "Volume of loans" reflect both performing and delinquent mortgage loans in the the servicing portfolio on dates indicated.
(2) "Losses on liquidated loans" reflect the losses accumulated during (i) the years ended on February 29, 2000 and February 28, 2001, (ii) the 10-month period ending on December 31, 2001, (iii) the 12 month periods ending on December 31, 2002 and December 31, 2003 and (iv) the nine-month period ending on September 30, 2004, respectively.


DESCRIPTION OF THE CLASS 6-A-1 CERTIFICATES

The Class 6-A-1 Certificates will be entitled to receive interest and principal as described in the Prospectus Supplement under "Description of the Certificates - Priority of Distributions Among Certificates", " - Interest" and " - Principal."

As of November 19, 2004 (the "Certificate Date"), the Class Certificate Balance of the Class 6-A-1 Certificates was approximately $11,515,157, evidencing a beneficial ownership interest of approximately 3.46% in the Trust Fund. As of the Certificate Date, the Senior Certificates had an aggregate principal balance of approximately $308,903,986 and evidenced in the aggregate a beneficial ownership interest of approximately 92.70% in the Trust Fund. As of the Certificate Date, the subordinated certificates had an aggregate principal balance of approximately $24,315,909 and evidenced in the aggregate a beneficial ownership interest of approximately 7.30% in the Trust Fund. For additional information with respect to the Class 6- A-1 Certificates, see "Description of the Certificates" in the Prospectus Supplement.

Reports to Certificateholders

The November 2004 monthly statement that has been furnished to Certificateholders of record on the most recent Distribution Date is included herein as Exhibit 2.

Revised Structuring Assumptions

Unless otherwise specified, the information in the tables appearing in this Supplement under "Yield, Prepayment and Maturity Considerations - Decrement Table" has been prepared on the basis of the assumed characteristics of the Mortgage Loans and other assumptions described in the Prospectus Supplement under "Description of the Certificates - Structuring

Assumptions" (the "Structuring Assumptions") and the following additional assumptions (collectively with the Structuring Assumptions, the "Revised Structuring Assumptions"):

     o the mortgage loans prepay at the specified constant percentages of CPR,

     o no defaults in the payment by mortgagors of principal of and interest on the mortgage loans are experienced,

     o scheduled payments on the mortgage loans are received on the first day of each month, commencing in the calendar month following the Reference Date and are computed before giving effect to prepayments received on the last day of the prior month,

     o prepayments are allocated as described in the prospectus supplement without giving effect to loss and delinquency tests,

     o there are no Net Interest Shortfalls and prepayments represent prepayments in full of individual mortgage loans and are received on the last day of each month, commencing in the calendar month of the closing date,

     o the scheduled mo nthly payment for each mortgage loan has been calculated such that each mortgage loan will amortize in amounts sufficient to repay the current balance of the mortgage loan by its respective remaining term to maturity,

     o the Class Certificate Balance of the Class 6-A-1 Certificates is as set forth on the cover page of this Supplement or as described under "Description of the Certificates,"

     o interest accrues on the Class 6-A-1 Certificates at the applicable interest rate as described in the prospectus supplement,

     o distributions in respect of the Class 6-A-1 Certificates are received in cash on the 19th day of each month commencing in the calendar month following the closing date,

     o the closing date of the sale of the Class 6-A-1 Certificates is December 2, 2004,

     o the seller is not required to repurchase or substitute for any mortgage loan,

     o there is no exercise of the option to repurchase the mortgage loans described under "Servicing of the Mortgage Loans-- Certain Modifications and Refinancings," "-- Optional Purchase of Defaulted Loans" and "-- Optional Termination" in the prospectus supplement,

     o  no class of certificates becomes a Restricted Class,

     o the levels of the Six-Month LIBOR, One-Year LIBOR and CMT Indices remain constant at 2.60%, 2.93% and 2.55% respectively,

     o the Mortgage Rate on each mortgage loan will be adjusted on each interest adjustment date (as necessary) to a rate equal to the applicable Mortgage Index (as described in the Prospectus Supplement), plus the Gross Margin, subject to Maximum Mortgage Rates, Minimum Mortgage Rates and Periodic Rate Caps (as applicable), and

     o scheduled monthly payments on each mortgage loan will be adjusted in the month immediately following the interest adjustment date (as necessary) for such mortgage loan to equal the fully amortizing payment described in the Prospectus Supplement.

     Prepayments of mortgage loans commonly are measured relative to a prepayment standard or model. The model used in this prospectus supplement assumes a constant prepayment rate ("CPR" or the "Prepayme nt Assumption"), which represents an assumed rate of prepayment each month of the then outstanding principal balance of a pool of mortgage loans. The Prepayment Assumption does not purport to be either a historical description of the prepayment experience of any pool of mortgage loans or a prediction of the anticipated rate of prepayment of any pool of mortgage loans, including the Mortgage Loans. There is no assurance that prepayments will occur at any of the Prepayment Assumption rate or at any other constant rate.

     While it is assumed that each of the Mortgage Loans prepays at the specified constant percentages of the Prepayment Assumption, this is not likely to be the case. Moreover, discrepancies may exist between the characteristics of the actual mortgage loans which will be delivered to the trustee and characteristics of the mortgage loans used in preparing the tables.

                YIELD, PREPAYMENT AND MATURITY CONSIDERATIONS

Decrement Table

     The following table indicates the percentage of the Certificate Date Class Certificate Balance of the Class 6-A-1 Certificates that would be outstanding after each of the dates shown at various constant percentages of Prepayment Model and the corresponding weighted average life thereof. The table has been prepared based on the Revised Structuring Assumptions. However, all of the Mortgage Loans may not have the interest rates or remaining terms to maturity described under "Revised Structuring Assumptions" herein and the Mortgage Loans may not prepay at the indicated constant percentages of the Prepayment Model or at any constant percentage.

                         Percent of Class Certificate Balance Outstanding

                                                               Percentage of the
                                                            Prepayment Assumption
                                                 ------------------------------------------
        Distribution Date                          0%   10%   15%   25%   35%   45%   55%
        -----------------                         ---   ---   ---   ---   ---   ---   ---
        Initial...............................    100   100   100   100   100   100   100
        November 2005.........................    100    89    84    73    63    52    42
        November 2006.........................    100    80    71    54    40    28    18
        November 2007.........................    100    72    60    41    26    15     8
        November 2008.........................     99    64    50    30    17     8     4
        November 2009.........................     97    56    42    22    11     4     2
        November 2010.........................     94    49    35    16     7     2     1
        November 2011.........................     92    43    29    12     4     1     0
        November 2012.........................     90    38    24     9     3     1     0
        November 2013.........................     87    33    20     6     2     0     0
        November 2014.........................     84    29    16     5     1     0     0
        November 2015.........................     82    25    13     3     1     0     0
        November 2016.........................     79    22    11     2     0     0     0
        November 2017.........................     76    19     9     2     0     0     0
        November 2018.........................     72    16     7     1     0     0     0
        November 2019.........................     69    14     6     1     0     0     0
        November 2020.........................     65    12     5     1     0     0     0
        November 2021.........................     61    10     4     0     0     0     0
        November 2022.........................     57     8     3     0     0     0     0
        November 2023.........................     53     7     2     0     0     0     0
        November 2024.........................     48     6     2     0     0     0     0
        November 2025.........................     44     5     1     0     0     0     0
        November 2026.........................     39     4     1     0     0     0     0
        November 2027.........................     33     3     1     0     0     0     0
        November 2028.........................     28     2     1     0     0     0     0
        November 2029.........................     22     2     0     0     0     0     0
        November 2030.........................     16     1     0     0     0     0     0
        November 2031.........................      9     1     0     0     0     0     0
        November 2032.........................      2     0     0     0     0     0     0
        November 2033.........................      0     0     0     0     0     0     0
        Weighted Average Life (in years)**....   18.5   7.6   5.5   3.3   2.2   1.6   1.2
        ---------------------------------------------
        (**) Determined as specified under "Weighted Average Lives of the
        Offered Certificates" in the Prospectus Supplement.

                              CREDIT ENHANCEMENT

     As of the Reference Date, the Special Hazard Loss Coverage Amount, Bankruptcy Loss Coverage Amount and Fraud Loss Coverage Amount were approximately $3,871,550, $0 and $4,142,956 respectively.



                   MATERIAL FEDERAL INCOME TAX CONSEQUENCES

     In General

          Prospective investors should consider carefully, and consult their tax advisers with respect to, the income tax consequences of an investment in the Class 6-A-1 Certificates discussed under the sections titled "Material Federal Income Tax Consequences" in the Prospectus Supplement and the Prospectus and under the section titled "Certain U.S. Federal Income Tax Documentation Requirements" herein.

     Certain U.S. Federal Income Tax Documentation Requirements

          A Beneficial Owner of Global Securities holding securities through Clearstream, Luxembourg or Euroclear (or through DTC if the holder has an address outside the United States) will be subject to the 30% U.S. withholding tax that generally applies to payments of interest (including original issue discount) on registered debt issued by U.S. Persons, unless (i) each clearing system, bank or other financial institution that holds customers' securities in the ordinary course of its trade or business in the chain of intermediaries between the Beneficial Owner and the U.S. entity required to withhold tax complies with applicable certification requirements and (ii) the beneficial owner takes one of the following steps to obtain an exemption or reduced tax rate:

     Exemption for non-U.S. Persons (W-8BEN). In general, Beneficial Owners of certificates that are non-U.S. Persons can obtain a complete exemption from the withholding tax by filing a signed Form W-8BEN (Certificate of Foreign Status of Beneficial Ownership for United States Tax Withholding). If the information shown on Form W-8BEN changes a new Form W-8BEN must be filed within 30 days of the change. More complex rules apply if certificates are held through a non-U.S. intermediary (which includes an agent, nominee, custodian, or other person who holds a certificate for the account of another) or non-U.S. flow-through entity (which includes a partnership, trust, and certain fiscally transparent entities).

     Exemption for non-U.S. Persons with effectively connected income (Form W-8ECI). A non-U.S. Person, including a non-U.S. corporation or bank with a U.S. branch, for which the interest income is effectively connected with its conduct of a trade or business in the United States can obtain an exemption from the withholding tax by filing Form W-8ECI (Certificate of Foreign Person's Claim for Exemption from Withholding or Income Effectively Connected with the Conduct of a Trade or Business in the United States).

     Exemption or reduced rate for non-U.S. Persons resident in treaty countries (Form W- 8BEN). In general, Non-U.S. Persons that are Beneficial Owners residing in a country that has a tax treaty with the United States can obtain an exemption or reduced tax rate (depending on the treaty terms) by Form W-8BEN (Certificate of Foreign Status of Beneficial Ownership for United States Tax Withholding). More complex rules apply where certificates are held through a Non-U.S. Intermediary or Non-U.S. Flow Through Entity.

     Exemption for U.S. Persons (Form W-9). U.S. Persons can obtain a complete exemption from the withholding tax by filing Form W-9 (Payer's Request for Taxpayer Identification Number and Certification).

     U.S. Federal Income Tax Reporting Procedure. The Beneficial Owner of a Global Security files by submitting the appropriate form to the person through whom it holds (the clearing agency, in the case of persons holding directly on the books of the clearing agency).

     Generally, a Form W-8BEN and a Form W-8ECI will remain in effect for a period starting on the date the form is signed and ending on the last day of the third succeeding calendar year unless a change in circumstances makes any information of the form incorrect. In addition, a Form W-8BEN furnished with a U.S. taxpayer identification number will remain in effect until a change of circumstances makes any information of the form incorrect, provided that the withholding agent reports on Form 1042-S at least one payment annually to the beneficial owner who provided the form.

     The term "U.S. Person" means (i) a citizen or resident of the United States, (ii) a corporation or partnership or other entity treated as a corporation or partnership for federal income tax purposes created or organized in or under the laws of the United States, any State thereof or the District of Columbia, (iii) an estate the income of which is includible in gross income for United States tax purposes, regardless of its source, (iv) a trust if a court within the United States is able to exercise primary supervision of the administration of the trust and one or more United States persons have the authority to control all substantial decisions of the trust, or (v) certain eligible trusts that elect to be taxed as U.S. Persons. This summary does not deal with all aspects of U.S. Federal income tax withholding that may be relevant to foreign holders of the Global Securities. Investors are advised to consult their own tax advisors for specific tax advice concerning their holding and disposing of the Global Securities.

                             ERISA CONSIDERATIONS

     Prospective purchasers of the Class 6-A-1 Certificates should consider carefully the ERISA consequences of an investment in such Certificates discussed under "ERISA Considerations" in the Prospectus, the Prospectus Supplement and herein, and should consult their own advisors with respect to those consequences. As described in the Prospectus Supplement, the Class 6-A-1 Certificates may be acquired by a person that is, or is investing on behalf of or with plan assets of, a Plan if the conditions for application of the Exemption described in the Prospectus and Prospectus Supplement, including the requirement that an investing Plan be an "accredited investor" as defined in Rule 501(a)(1) of Re gulation D under the Securities Act of 1933, as amended, are met.

                                   RATINGS

     The Class 6-A-1 Certificates are currently rated "AAA" by Standard & Poor's, a division of the McGraw-Hill Companies, Inc., and "Aaa" by Moody's Investors Service, Inc. See "Ratings" in the Prospectus Supplement.

                            METHOD OF DISTRIBUTION

     The Supplement is to be used by Countrywide Securities Corporation, an affiliate of CWMBS, Inc., Countrywide Home Loans, Inc., and Countrywide Home Loans Servicing LP, in connection with offers and sales relating to market making transactions in the Class 6-A-1 Certificates in which Countrywide Securities Corporation acts as principal. Countrywide Securities Corporation may also act as agent in such transactions. Sales will be made at prices relating to the prevailing prices at the time of sale.

                                  EXHIBIT 1

Summary of Mortgage Loans in Group 1
(As of Reference Date)

Total Number of Loans                                                50
Aggregate Principal Balance                                 $16,644,412
Average Principal                                              $332,888         $90,325 to $996,650
Weighted Average Mortgage Rate                                   5.161%          4.375% to 6.500%
Net Weighted Average Mortgage Rate                               4.911%          4.125% to 6.250%
Weighted Average Original Term (months)                             360             360 to 360
Weighted Average Remaining Term (months)                            342             340 to 343
Weighted Average Original LTV                                    77.53%          41.89% to 95.00%
Weighted Average Gross Margin                                    2.754%          2.750% to 3.100%
Weighted Average Months to Next Adjustment                           18              16 to 19
Weighted Average Initial Periodic Cap                            3.000%          3.000% to 3.000%
Weighted Average Subsequent Periodic Cap                         1.000%          1.000% to 1.000%
Weighted Average Maximum Mortgage Rate                          11.166%         10.375% to 12.500%
Weighted Average Minimum Mortgage Rate                           2.754%          2.750% to 3.100%
Weighted Average FICO                                               700

                                         LOAN PROGRAMS

                                   Number of          Aggregate         Percentage of Mortgage
Loan Programs                   Mortgage Loans   Principal Balance      Loans in Loan Group 1
----------------------------------------------------------------------------------------------
3/27 LIB6M                             7                $3,039,902             18.26%
3/27 LIB6M - IO                       43               $13,604,510             81.74%
----------------------------------------------------------------------------------------------

Total                                 50               $16,644,412            100.00%
----------------------------------------------------------------------------------------------


                                   CURRENT PRINCIPAL BALANCES

Range of Current                   Number of          Aggregate         Percentage of Mortgage
Principal Balances ($)          Mortgage Loans   Principal Balance      Loans in Loan Group 1
----------------------------------------------------------------------------------------------
$50,000.01 - $100,000.00               1                   $90,325              0.54%
$100,000.01 - $150,000.00              1                  $145,680              0.88%
$150,000.01 - $200,000.00              8                $1,430,161              8.59%
$200,000.01 - $250,000.00              8                $1,750,225             10.52%
$250,000.01 - $300,000.00              6                $1,613,936              9.70%
$300,000.01 - $350,000.00              7                $2,285,433             13.73%
$350,000.01 - $400,000.00              4                $1,471,059              8.84%
$400,000.01 - $450,000.00              4                $1,660,147              9.97%
$450,000.01 - $500,000.00              6                $2,837,861             17.05%
$500,000.01 - $550,000.00              1                  $522,800              3.14%
$550,000.01 - $600,000.00              1                  $585,135              3.52%
$600,000.01 - $650,000.00              2                $1,255,000              7.54%
$750,000.01 - $1,000,000.00            1                  $996,650              5.99%
----------------------------------------------------------------------------------------------

Total                                 50               $16,644,412            100.00%
----------------------------------------------------------------------------------------------


                                     CURRENT MORTGAGE RATES

                                   Number of          Aggregate         Percentage of Mortgage
Current Mortgage Rates(%)       Mortgage Loans   Principal Balance      Loans in Loan Group 1
----------------------------------------------------------------------------------------------
4.001 - 4.500                          9                $2,668,647             16.03%
4.501 - 5.000                         14                $4,989,215             29.98%
5.001 - 5.500                         17                $6,227,749             37.42%
5.501 - 6.000                          6                $1,842,260             11.07%
6.001 - 6.500                          4                  $916,541              5.51%
----------------------------------------------------------------------------------------------

Total                                 50               $16,644,412            100.00%
----------------------------------------------------------------------------------------------


                                  MONTHS REMAINING TO MATURITY

Remaining Terms to                 Number of          Aggregate         Percentage of Mortgage
Maturity (Months)               Mortgage Loans   Principal Balance      Loans in Loan Group 1
----------------------------------------------------------------------------------------------
343                                   15                $4,743,893             28.50%
342                                   16                $4,834,148             29.04%
341                                   16                $6,269,745             37.67%
340                                    3                  $796,626              4.79%
----------------------------------------------------------------------------------------------

Total                                 50               $16,644,412            100.00%
----------------------------------------------------------------------------------------------


                                 ORIGINAL LOAN-TO-VALUE RATIOS

Range of Original                 Number of          Aggregate         Percentage of Mortgage
Loan-to-Value Ratios(%)         Mortgage Loans   Principal Balance      Loans in Loan Group 1
----------------------------------------------------------------------------------------------
0.01 - 50.00                           2                  $739,934              4.45%
55.01 - 60.00                          1                  $274,484              1.65%
60.01 - 65.00                          1                  $322,000              1.93%
65.01 - 70.00                          4                $1,587,532              9.54%
70.01 - 75.00                          7                $3,194,217             19.19%
75.01 - 80.00                         22                $7,348,130             44.15%
80.01 - 85.00                          1                  $255,000              1.53%
85.01 - 90.00                          3                  $573,000              3.44%
90.01 - 95.00                          9                $2,350,115             14.12%
----------------------------------------------------------------------------------------------

Total                                 50               $16,644,412            100.00%
----------------------------------------------------------------------------------------------


                                    GEOGRAPHIC DISTRIBUTION

                                   Number of          Aggregate         Percentage of Mortgage
State                           Mortgage Loans   Principal Balance      Loans in Loan Group 1
----------------------------------------------------------------------------------------------
California                            31               $10,676,193             64.14%
Colorado                               3                  $659,635              3.96%
Connecticut                            2                  $882,500              5.30%
Florida                                2                  $432,227              2.60%
Georgia                                2                  $651,464              3.91%
Illinois                               1                  $996,650              5.99%
Maryland                               3                  $714,752              4.29%
New Jersey                             1                  $478,124              2.87%
Nevada                                 1                  $207,000              1.24%
Ohio                                   1                  $151,987              0.91%
Virginia                               1                  $409,951              2.46%
Washington                             2                  $383,928              2.31%
----------------------------------------------------------------------------------------------

Total                                 50               $16,644,412            100.00%
----------------------------------------------------------------------------------------------


                                   CREDIT BUREAU RISK SCORES

Range of Credit                    Number of          Aggregate         Percentage of Mortgage
Bureau Risk Scores              Mortgage Loans   Principal Balance      Loans in Loan Group 1
----------------------------------------------------------------------------------------------
781 - 800                              2                  $657,925              3.95%
761 - 780                              7                $2,761,899             16.59%
741 - 760                              4                $1,219,517              7.33%
721 - 740                              3                  $715,150              4.30%
701 - 720                              6                $1,942,927             11.67%
681 - 700                              7                $1,601,390              9.62%
661 - 680                             10                $3,960,653             23.80%
641 - 660                              8                $2,416,903             14.52%
621 - 640                              3                $1,368,049              8.22%
----------------------------------------------------------------------------------------------

Total                                 50               $16,644,412            100.00%
----------------------------------------------------------------------------------------------


                                         PROPERTY TYPE

                                   Number of          Aggregate         Percentage of Mortgage
Property Type                   Mortgage Loans   Principal Balance      Loans in Loan Group 1
----------------------------------------------------------------------------------------------
Single-Family Residence               26                $8,456,232             50.81%
Planned Unit Development              15                $4,772,821             28.68%
Low-rise Condominium                   7                $2,186,210             13.13%
High-rise Condominium                  1                  $996,650              5.99%
Two-to Four-Family Units               1                  $232,500              1.40%
----------------------------------------------------------------------------------------------

Total                                 50               $16,644,412            100.00%
----------------------------------------------------------------------------------------------


                                          LOAN PURPOSE

                                   Number of          Aggregate         Percentage of Mortgage
Loan Purpose                    Mortgage Loans   Principal Balance      Loans in Loan Group 1
----------------------------------------------------------------------------------------------
Refinance (rate/term)                 30               $10,501,810             63.10%
Refinance (cash-out)                  20                $6,142,602             36.90%
----------------------------------------------------------------------------------------------

Total                                 50               $16,644,412            100.00%
----------------------------------------------------------------------------------------------


                                           OCCUPANCY

                                   Number of          Aggregate         Percentage of Mortgage
Occupancy Type                  Mortgage Loans   Principal Balance      Loans in Loan Group 1
----------------------------------------------------------------------------------------------
Primary Residence                     42               $14,784,181             88.82%
Investor Property                      8                $1,860,231             11.18%
----------------------------------------------------------------------------------------------

Total                                 50               $16,644,412            100.00%
----------------------------------------------------------------------------------------------


                                          GROSS MARGIN

                                   Number of          Aggregate         Percentage of Mortgage
Gross Margin                    Mortgage Loans   Principal Balance      Loans in Loan Group 1
----------------------------------------------------------------------------------------------
2.001 - 3.000                         49               $16,462,412             98.91%
3.001 - 4.000                          1                  $182,000              1.09%
----------------------------------------------------------------------------------------------

Total                                 50               $16,644,412            100.00%
----------------------------------------------------------------------------------------------


                                   NEXT RATE ADJUSTMENT DATE

Next Rate                          Number of          Aggregate         Percentage of Mortgage
Adjustment Date                 Mortgage Loans   Principal Balance      Loans in Loan Group 1
----------------------------------------------------------------------------------------------
03/06                                  3                  $796,626              4.79%
04/06                                 16                $6,269,745             37.67%
05/06                                 16                $4,834,148             29.04%
06/06                                 15                $4,743,893             28.50%
----------------------------------------------------------------------------------------------

Total                                 50               $16,644,412            100.00%
----------------------------------------------------------------------------------------------


                                 MONTHS TO NEXT ADJUSTMENT DATE

Number of Months to                Number of          Aggregate         Percentage of Mortgage
Next Adjustment Date (Months)   Mortgage Loans   Principal Balance      Loans in Loan Group 1
----------------------------------------------------------------------------------------------

16                                     3                  $796,626              4.79%
17                                    16                $6,269,745             37.67%
18                                    16                $4,834,148             29.04%
19                                    15                $4,743,893             28.50%
----------------------------------------------------------------------------------------------

Total                                 50               $16,644,412            100.00%
----------------------------------------------------------------------------------------------


                                     MAXIMUM MORTGAGE RATE

                             Number of          Aggregate         Percentage of Mortgage
Maximum Mortgage Rates(%)  Mortgage Loans   Principal Balance      Loans in Loan Group 1
----------------------------------------------------------------------------------------------
10.001 - 11.000                       22                $7,383,378             44.36%
11.001 - 12.000                       24                $8,344,493             50.13%
12.001 - 13.000                        4                  $916,541              5.51%
----------------------------------------------------------------------------------------------

Total                                 50               $16,644,412            100.00%
----------------------------------------------------------------------------------------------


                                   INITIAL PERIODIC RATE CAP

Initial Periodic             Number of          Aggregate         Percentage of Mortgage
Rate Cap(%)                Mortgage Loans   Principal Balance      Loans in Loan Group 1
----------------------------------------------------------------------------------------------
3.000                                 50               $16,644,412            100.00%
----------------------------------------------------------------------------------------------

Total                                 50               $16,644,412            100.00%
----------------------------------------------------------------------------------------------


                                  SUBSEQUENT PERIODIC RATE CAP

Subsequent                   Number of          Aggregate         Percentage of Mortgage
Rate Cap(%)                Mortgage Loans   Principal Balance      Loans in Loan Group 1
----------------------------------------------------------------------------------------------
1.000                                 50               $16,644,412            100.00%
----------------------------------------------------------------------------------------------

Total                                 50               $16,644,412            100.00%
----------------------------------------------------------------------------------------------


                                     MINIMUM MORTGAGE RATE

                             Number of          Aggregate         Percentage of Mortgage
Minimum Mortgage Rates(%)  Mortgage Loans   Principal Balance      Loans in Loan Group 1
----------------------------------------------------------------------------------------------
2.001 - 3.000                         49               $16,462,412             98.91%
3.001 - 4.000                          1                  $182,000              1.09%
----------------------------------------------------------------------------------------------

Total                                 50               $16,644,412            100.00%
----------------------------------------------------------------------------------------------

Summary of Mortgage Loans in Group 2
(As of Reference Date)

Total Number of Loans                                            54
Aggregate Principal Balance                             $19,355,045
Average Principal                                          $358,427          $102,005 to $1,216,516
Weighted Average Mortgage Rate                               5.172%             4.000% to 7.000%
Net Weighted Average Mortgage Rate                           4.922%             3.750% to 6.750%
Weighted Average Original Term (months)                         360                360 to 360
Weighted Average Remaining Term (months)                        342                333 to 343
Weighted Average Original LTV                                74.19%             16.47% to 95.00%
Weighted Average Gross Margin                                2.806%             2.750% to 5.000%
Weighted Average Months to Next Adjustment                       18                 9 to 19
Weighted Average Initial Periodic Cap                        3.000%             3.000% to 3.000%
Weighted Average Subsequent Periodic Cap                     1.014%             1.000% to 1.500%
Weighted Average Maximum Mortgage Rate                      11.152%            10.000% to 12.750%
Weighted Average Minimum Mortgage Rate                       2.806%             2.750% to 5.000%
Weighted Average FICO                                           711

                                             LOAN PROGRAMS

                                     Number of                    Aggregate      Percentage of Mortgage
Loan Programs                     Mortgage Loans          Principal Balance      Loans in Loan Group 2
--------------------------------------------------------------------------------------------------------
3/27 LIB6M                              11                       $4,015,717             20.75%
3/27 LIB6M - IO                         43                      $15,339,329             79.25%
--------------------------------------------------------------------------------------------------------

Total                                   54                      $19,355,045            100.00%
--------------------------------------------------------------------------------------------------------


                                       CURRENT PRINCIPAL BALANCES

Range of Current                     Number of                    Aggregate     Percentage of Mortgage
Principal Balances ($)            Mortgage Loans          Principal Balance     Loans in Loan Group 2
--------------------------------------------------------------------------------------------------------
$100,000.01 - $150,000.00                6                         $636,391              3.29%
$150,000.01 - $200,000.00                6                       $1,064,116              5.50%
$200,000.01 - $250,000.00                7                       $1,524,415              7.88%
$250,000.01 - $300,000.00                6                       $1,611,479              8.33%
$300,000.01 - $350,000.00                2                         $642,628              3.32%
$350,000.01 - $400,000.00                5                       $1,918,296              9.91%
$400,000.01 - $450,000.00                6                       $2,549,613             13.17%
$450,000.01 - $500,000.00                7                       $3,357,646             17.35%
$500,000.01 - $550,000.00                5                       $2,632,126             13.60%
$550,000.01 - $600,000.00                1                         $575,819              2.98%
$600,000.01 - $650,000.00                1                         $650,000              3.36%
$750,000.01 - $1,000,000.00              1                         $976,000              5.04%
$1,000,000.01 - $1,500,000.00            1                       $1,216,516              6.29%
--------------------------------------------------------------------------------------------------------

Total                                   54                     $19,355,045             100.00%
--------------------------------------------------------------------------------------------------------


                                         CURRENT MORTGAGE RATES

                                     Number of                    Aggregate     Percentage of Mortgage
Current Mortgage Rates(%)         Mortgage Loans          Principal Balance     Loans in Loan Group 2
--------------------------------------------------------------------------------------------------------
3.501 - 4.000                            1                         $228,720              1.18%
4.001 - 4.500                            6                       $2,042,411             10.55%
4.501 - 5.000                           21                       $7,901,955             40.83%
5.001 - 5.500                           12                       $4,761,504             24.60%
5.501 - 6.000                            9                       $3,514,346             18.16%
6.001 - 6.500                            1                         $208,224              1.08%
6.501 - 7.000                            4                         $697,886              3.61%
--------------------------------------------------------------------------------------------------------

Total                                   54                     $19,355,045             100.00%
--------------------------------------------------------------------------------------------------------


                                      MONTHS REMAINING TO MATURITY

Remaining Terms to                   Number of                    Aggregate     Percentage of Mortgage
Maturity (Months)                 Mortgage Loans          Principal Balance     Loans in Loan Group 2
--------------------------------------------------------------------------------------------------------
343                                     17                       $5,884,992             30.41%
342                                     22                       $8,676,612             44.83%
341                                     10                       $3,930,182             20.31%
340                                      2                         $438,400              2.27%
334                                      1                         $208,224              1.08%
333                                      2                         $216,636              1.12%
--------------------------------------------------------------------------------------------------------

Total                                   54                      $19,355,045            100.00%
--------------------------------------------------------------------------------------------------------


                                     ORIGINAL LOAN-TO-VALUE RATIOS

Range of Original                    Number of                    Aggregate     Percentage of Mortgage
Loan-to-Value Ratios(%)           Mortgage Loans          Principal Balance     Loans in Loan Group 2
--------------------------------------------------------------------------------------------------------
0.01 - 50.00                             2                       $1,176,082              6.08%
55.01 - 60.00                            3                         $755,159              3.90%
60.01 - 65.00                            2                         $885,988              4.58%
65.01 - 70.00                            2                         $779,524              4.03%
70.01 - 75.00                            7                       $3,354,490             17.33%
75.01 - 80.00                           30                      $10,355,061             53.50%
80.01 - 85.00                            2                         $416,852              2.15%
85.01 - 90.00                            3                       $1,010,620              5.22%
90.01 - 95.00                            3                         $621,268              3.21%
--------------------------------------------------------------------------------------------------------

Total                                   54                      $19,355,045            100.00%
--------------------------------------------------------------------------------------------------------


                                        GEOGRAPHIC DISTRIBUTION

                                     Number of                    Aggregate     Percentage of Mortgage
State                             Mortgage Loans          Principal Balance     Loans in Loan Group 2
--------------------------------------------------------------------------------------------------------
California                              29                      $12,512,565              64.65%
Colorado                                 5                       $1,153,778              5.96%
Connecticut                              1                         $200,082              1.03%
Georgia                                  7                       $1,540,493              7.96%
Illinois                                 2                         $687,005              3.55%
Michigan                                 2                         $681,598              3.52%
Nevada                                   1                         $113,228              0.59%
Oregon                                   1                         $103,408              0.53%
Virginia                                 6                       $2,362,887             12.21%
--------------------------------------------------------------------------------------------------------

Total                                   54                      $19,355,045            100.00%
--------------------------------------------------------------------------------------------------------


                                       CREDIT BUREAU RISK SCORES

Range of Credit                      Number of                    Aggregate     Percentage of Mortgage
Bureau Risk Scores                Mortgage Loans          Principal Balance     Loans in Loan Group 2
--------------------------------------------------------------------------------------------------------
781 - 800                                5                       $1,934,745             10.00%
761 - 780                                4                       $1,578,597              8.16%
741 - 760                                2                       $1,551,819              8.02%
721 - 740                                8                       $3,097,880             16.01%
701 - 720                                9                       $2,284,588             11.80%
681 - 700                               10                       $3,703,557             19.13%
661 - 680                                5                       $2,151,607             11.12%
641 - 660                                8                       $2,308,290             11.93%
621 - 640                                3                         $743,962              3.84%
--------------------------------------------------------------------------------------------------------

Total                                   54                      $19,355,045            100.00%
--------------------------------------------------------------------------------------------------------


                                             PROPERTY TYPE

                                     Number of                    Aggregate     Percentage of Mortgage
Property Type                     Mortgage Loans          Principal Balance     Loans in Loan Group 2
--------------------------------------------------------------------------------------------------------
Single-Family Residence                 35                      $11,735,580             60.63%
Planned Unit Development                 9                       $5,120,327             26.45%
Low-rise Condominium                    10                       $2,499,139             12.91%
--------------------------------------------------------------------------------------------------------

Total                                   54                      $19,355,045            100.00%
--------------------------------------------------------------------------------------------------------


                                              LOAN PURPOSE

                                     Number of                    Aggregate     Percentage of Mortgage
Loan Purpose                      Mortgage Loans          Principal Balance     Loans in Loan Group 2
--------------------------------------------------------------------------------------------------------
Refinance (rate/term)                   36                      $13,358,742             69.02%
Refinance (cash-out)                    18                       $5,996,303             30.98%
--------------------------------------------------------------------------------------------------------

Total                                   54                      $19,355,045            100.00%
--------------------------------------------------------------------------------------------------------


                                               OCCUPANCY

                                     Number of                    Aggregate     Percentage of Mortgage
Occupancy Type                    Mortgage Loans          Principal Balance     Loans in Loan Group 2
--------------------------------------------------------------------------------------------------------
Primary Residence                       43                      $15,118,185             78.11%
Investor Property                        9                       $3,220,727             16.64%
Secondary Residence                      2                       $1,016,133              5.25%
--------------------------------------------------------------------------------------------------------

Total                                   54                      $19,355,045            100.00%
--------------------------------------------------------------------------------------------------------


                                              GROSS MARGIN

                                     Number of                    Aggregate     Percentage of Mortgage
Gross Margin                      Mortgage Loans          Principal Balance     Loans in Loan Group 2
--------------------------------------------------------------------------------------------------------
2.001 - 3.000                           51                      $18,930,185             97.80%
4.001 - 5.000                            3                         $424,860              2.20%
--------------------------------------------------------------------------------------------------------

Total                                   54                      $19,355,045            100.00%
--------------------------------------------------------------------------------------------------------


                                       NEXT RATE ADJUSTMENT DATE

Next Rate                            Number of                    Aggregate     Percentage of Mortgage
Adjustment Date                   Mortgage Loans          Principal Balance     Loans in Loan Group 2
--------------------------------------------------------------------------------------------------------
08/05                                    2                         $216,636              1.12%
09/05                                    1                         $208,224              1.08%
03/06                                    2                         $438,400              2.27%
04/06                                   10                       $3,930,182             20.31%
05/06                                   22                       $8,676,612             44.83%
06/06                                   17                       $5,884,992             30.41%
--------------------------------------------------------------------------------------------------------

Total                                   54                      $19,355,045            100.00%
--------------------------------------------------------------------------------------------------------


                                     MONTHS TO NEXT ADJUSTMENT DATE

Number of Months to                  Number of                    Aggregate     Percentage of Mortgage
Next Adjustment Date (Months)     Mortgage Loans          Principal Balance     Loans in Loan Group 2
--------------------------------------------------------------------------------------------------------
9                                        2                         $216,636              1.12%
10                                       1                         $208,224              1.08%
16                                       2                         $438,400              2.27%
17                                      10                       $3,930,182             20.31%
18                                      22                       $8,676,612             44.83%
19                                      17                       $5,884,992             30.41%
--------------------------------------------------------------------------------------------------------

Total                                   54                      $19,355,045            100.00%
--------------------------------------------------------------------------------------------------------


                                         MAXIMUM MORTGAGE RATE

                                     Number of                    Aggregate     Percentage of Mortgage
Maximum Mortgage Rates(%)         Mortgage Loans          Principal Balance     Loans in Loan Group 2
--------------------------------------------------------------------------------------------------------
9.001 - 10.000                           1                         $228,720              1.18%
10.001 - 11.000                         26                       $9,656,456             49.89%
11.001 - 12.000                         25                       $8,988,620             46.44%
12.001 - 13.000                          2                         $481,250              2.49%
--------------------------------------------------------------------------------------------------------

Total                                   54                      $19,355,045            100.00%
--------------------------------------------------------------------------------------------------------


                                       INITIAL PERIODIC RATE CAP

Initial Periodic                     Number of                    Aggregate     Percentage of Mortgage
Rate Cap(%)                       Mortgage Loans          Principal Balance     Loans in Loan Group 2
--------------------------------------------------------------------------------------------------------
3.000                                   54                      $19,355,045            100.00%
--------------------------------------------------------------------------------------------------------

Total                                   54                      $19,355,045            100.00%
--------------------------------------------------------------------------------------------------------


                                      SUBSEQUENT PERIODIC RATE CAP

Subsequent                           Number of                    Aggregate     Percentage of Mortgage
Rate Cap(%)                       Mortgage Loans          Principal Balance     Loans in Loan Group 2
--------------------------------------------------------------------------------------------------------
1.000                                   53                      $18,817,294             97.22%
1.500                                    1                         $537,752              2.78%
--------------------------------------------------------------------------------------------------------

Total                                   54                      $19,355,045            100.00%
--------------------------------------------------------------------------------------------------------


                                         MINIMUM MORTGAGE RATE

                                     Number of                    Aggregate     Percentage of Mortgage
Minimum Mortgage Rates(%)         Mortgage Loans          Principal Balance     Loans in Loan Group 2
--------------------------------------------------------------------------------------------------------
2.001 - 3.000                           51                      $18,930,185             97.80%
4.001 - 5.000                            3                         $424,860              2.20%
--------------------------------------------------------------------------------------------------------

Total                                   54                      $19,355,045            100.00%
--------------------------------------------------------------------------------------------------------

Summary of Mortgage Loans in Group 3
(As of Reference Date)

Total Number of Loans                                          32
Aggregate Principal Balance                           $11,125,091
Average Principal                                        $347,659            $79,577 to $750,000
Weighted Average Mortgage Rate                             5.370%              4.250% to 6.625%
Net Weighted Average Mortgage Rate                         5.120%              4.000% to 6.375%
Weighted Average Original Term (months)                       360                 360 to 360
Weighted Average Remaining Term (months)                      342                 339 to 343
Weighted Average Original LTV                              76.53%              55.08% to 94.92%
Weighted Average Gross Margin                              2.793%              2.750% to 3.500%
Weighted Average Months to Next Adjustment                     18                  15 to 19
Weighted Average Initial Periodic Cap                      3.000%              3.000% to 3.000%
Weighted Average Subsequent Periodic Cap                   2.000%              2.000% to 2.000%
Weighted Average Maximum Mortgage Rate                    11.373%             10.250% to 12.625%
Weighted Average Minimum Mortgage Rate                     2.793%              2.750% to 3.500%
Weighted Average FICO                                         686

                                             LOAN PROGRAMS

                                    Number of                Aggregate          Percentage of Mortgage
Loan Programs                    Mortgage Loans      Principal Balance          Loans in Loan Group 3
-------------------------------------------------------------------------------------------------------
3/1 CMT1Y                              5                    $1,924,383                  17.30%
3/1 CMT1Y - IO                        27                    $9,200,709                  82.70%
-------------------------------------------------------------------------------------------------------

Total                                 32                   $11,125,091                 100.00%
-------------------------------------------------------------------------------------------------------


                                      CURRENT PRINCIPAL BALANCES

Range of Current                    Number of                Aggregate          Percentage of Mortgage
Principal Balances ($)           Mortgage Loans      Principal Balance          Loans in Loan Group 3
-------------------------------------------------------------------------------------------------------
$50,000.01 - $100,000.00               2                      $167,569                   1.51%
$100,000.01 - $150,000.00              3                      $375,131                   3.37%
$150,000.01 - $200,000.00              2                      $327,690                   2.95%
$200,000.01 - $250,000.00              3                      $680,000                   6.11%
$250,000.01 - $300,000.00              4                    $1,047,558                   9.42%
$300,000.01 - $350,000.00              3                    $1,005,276                   9.04%
$350,000.01 - $400,000.00              4                    $1,507,737                  13.55%
$400,000.01 - $450,000.00              1                      $401,970                   3.61%
$450,000.01 - $500,000.00              4                    $1,926,153                  17.31%
$500,000.01 - $550,000.00              1                      $508,952                   4.57%
$550,000.01 - $600,000.00              1                      $553,787                   4.98%
$600,000.01 - $650,000.00              3                    $1,873,269                  16.84%
$700,000.01 - $750,000.00              1                      $750,000                   6.74%
-------------------------------------------------------------------------------------------------------

Total                                 32                   $11,125,091                 100.00%
-------------------------------------------------------------------------------------------------------


                                        CURRENT MORTGAGE RATES

                                    Number of                Aggregate          Percentage of Mortgage
Current Mortgage Rates(%)        Mortgage Loans      Principal Balance          Loans in Loan Group 3
-------------------------------------------------------------------------------------------------------
4.001 - 4.500                          3                      $896,201                   8.06%
4.501 - 5.000                          8                    $2,457,699                  22.09%
5.001 - 5.500                         11                    $4,307,658                  38.72%
5.501 - 6.000                          6                    $2,050,793                  18.43%
6.001 - 6.500                          3                    $1,156,741                  10.40%
6.501 - 7.000                          1                      $256,000                   2.30%
-------------------------------------------------------------------------------------------------------

Total                                 32                   $11,125,091                 100.00%
-------------------------------------------------------------------------------------------------------


                                     MONTHS REMAINING TO MATURITY

Remaining Terms to                  Number of                Aggregate          Percentage of Mortgage
Maturity (Months)                Mortgage Loans      Principal Balance          Loans in Loan Group 3
-------------------------------------------------------------------------------------------------------
343                                    8                    $3,158,147                  28.39%
342                                   10                    $4,094,441                  36.80%
341                                    8                    $1,965,266                  17.67%
340                                    5                    $1,295,237                  11.64%
339                                    1                      $612,000                   5.50%
-------------------------------------------------------------------------------------------------------

Total                                 32                   $11,125,091                 100.00%
-------------------------------------------------------------------------------------------------------


                                     ORIGINAL LOAN-TO-VALUE RATIOS

Range of Original                   Number of                Aggregate          Percentage of Mortgage
Loan-to-Value Ratios(%)          Mortgage Loans      Principal Balance          Loans in Loan Group 3
-------------------------------------------------------------------------------------------------------
55.01 - 60.00                          3                    $1,361,970                  12.24%
60.01 - 65.00                          1                      $220,000                   1.98%
65.01 - 70.00                          2                      $699,332                   6.29%
70.01 - 75.00                          3                      $941,596                   8.46%
75.01 - 80.00                         17                    $5,971,198                  53.67%
80.01 - 85.00                          1                      $611,428                   5.50%
85.01 - 90.00                          3                    $1,053,568                   9.47%
90.01 - 95.00                          2                      $266,000                   2.39%
-------------------------------------------------------------------------------------------------------

Total                                 32                   $11,125,091                 100.00%
-------------------------------------------------------------------------------------------------------


                                        GEOGRAPHIC DISTRIBUTION

                                    Number of                Aggregate          Percentage of Mortgage
State                            Mortgage Loans      Principal Balance          Loans in Loan Group 3
-------------------------------------------------------------------------------------------------------
California                            20                    $7,692,301                  69.14%
Florida                                2                      $243,682                   2.19%
Georgia                                1                      $109,131                   0.98%
Hawaii                                 1                      $278,761                   2.51%
Illinois                               1                      $460,437                   4.14%
Indiana                                1                      $131,000                   1.18%
Kansas                                 1                      $649,841                   5.84%
Massachusetts                          1                      $397,440                   3.57%
Maryland                               1                      $401,970                   3.61%
Maine                                  1                      $172,000                   1.55%
New York                               1                      $508,952                   4.57%
South Carolina                         1                       $79,577                   0.72%
-------------------------------------------------------------------------------------------------------

Total                                 32                   $11,125,091                 100.00%
-------------------------------------------------------------------------------------------------------


                                       CREDIT BUREAU RISK SCORES

Range of Credit                     Number of                Aggregate          Percentage of Mortgage
Bureau Risk Scores               Mortgage Loans      Principal Balance          Loans in Loan Group 3
-------------------------------------------------------------------------------------------------------
761 - 780                              2                      $963,483                   8.66%
741 - 760                              2                      $704,000                   6.33%
721 - 740                              5                    $1,691,476                  15.20%
701 - 720                              4                    $1,464,054                  13.16%
681 - 700                              4                      $975,572                   8.77%
661 - 680                              2                      $385,000                   3.46%
641 - 660                              8                    $2,919,067                  26.24%
621 - 640                              5                    $2,022,440                  18.18%
-------------------------------------------------------------------------------------------------------

Total                                 32                   $11,125,091                 100.00%
-------------------------------------------------------------------------------------------------------


                                             PROPERTY TYPE

                                    Number of                Aggregate          Percentage of Mortgage
Property Type                    Mortgage Loans      Principal Balance          Loans in Loan Group 3
-------------------------------------------------------------------------------------------------------
Single-Family Residence               21                    $7,335,163                  65.93%
Low-rise Condominium                   5                    $1,726,467                  15.52%
Planned Unit Development               5                    $1,711,406                  15.38%
High-rise Condominium                  1                      $352,055                   3.16%
-------------------------------------------------------------------------------------------------------

Total                                 32                   $11,125,091                 100.00%
-------------------------------------------------------------------------------------------------------


                                             LOAN PURPOSE

                                    Number of                Aggregate          Percentage of Mortgage
Loan Purpose                     Mortgage Loans      Principal Balance          Loans in Loan Group 3
-------------------------------------------------------------------------------------------------------
Refinance (rate/term)                 20                    $5,869,730                  52.76%
Refinance (cash-out)                  12                    $5,255,362                  47.24%
-------------------------------------------------------------------------------------------------------

Total                                 32                   $11,125,091                 100.00%
-------------------------------------------------------------------------------------------------------


                                               OCCUPANCY

                                    Number of                Aggregate          Percentage of Mortgage
Occupancy Type                   Mortgage Loans      Principal Balance          Loans in Loan Group 3
-------------------------------------------------------------------------------------------------------
Primary Residence                     28                   $10,496,336                  94.35%
Investor Property                      3                      $540,763                   4.86%
Secondary Residence                    1                       $87,992                   0.79%
-------------------------------------------------------------------------------------------------------

Total                                 32                   $11,125,091                 100.00%
-------------------------------------------------------------------------------------------------------


                                             GROSS MARGIN

                                    Number of                Aggregate          Percentage of Mortgage
Gross Margin                     Mortgage Loans      Principal Balance          Loans in Loan Group 3
-------------------------------------------------------------------------------------------------------
2.001 - 3.000                         30                   $10,521,815                  94.58%
3.001 - 4.000                          2                      $603,276                   5.42%
-------------------------------------------------------------------------------------------------------

Total                                 32                   $11,125,091                 100.00%
-------------------------------------------------------------------------------------------------------


                                       NEXT RATE ADJUSTMENT DATE

Next Rate                           Number of                Aggregate          Percentage of Mortgage
Adjustment Date                  Mortgage Loans      Principal Balance          Loans in Loan Group 3
-------------------------------------------------------------------------------------------------------
02/06                                  1                      $612,000                    5.50%
03/06                                  5                    $1,295,237                  11.64%
04/06                                  8                    $1,965,266                  17.67%
05/06                                 10                    $4,094,441                  36.80%
06/06                                  8                    $3,158,147                  28.39%
-------------------------------------------------------------------------------------------------------

Total                                 32                   $11,125,091                 100.00%
-------------------------------------------------------------------------------------------------------


                                    MONTHS TO NEXT ADJUSTMENT DATE


Number of Months to                 Number of                Aggregate          Percentage of Mortgage
Next Adjustment Date (Months)    Mortgage Loans      Principal Balance          Loans in Loan Group 3
-------------------------------------------------------------------------------------------------------
15                                     1                      $612,000                   5.50%
16                                     5                    $1,295,237                 11.64%
17                                     8                    $1,965,266                 17.67%
18                                    10                    $4,094,441                 36.80%
19                                     8                    $3,158,147                 28.39%
-------------------------------------------------------------------------------------------------------

Total                                 32                   $11,125,091                100.00%
-------------------------------------------------------------------------------------------------------


                                         MAXIMUM MORTGAGE RATE

                                    Number of                Aggregate          Percentage of Mortgage
Maximum Mortgage Rates(%)        Mortgage Loans       Principal Balance         Loans in Loan Group 3
-------------------------------------------------------------------------------------------------------
10.001 - 11.000                       11                    $3,353,900                  30.15%
11.001 - 12.000                       17                    $6,358,451                  57.15%
12.001 - 13.000                        4                    $1,412,741                  12.70%
-------------------------------------------------------------------------------------------------------

Total                                 32                   $11,125,091                 100.00%
-------------------------------------------------------------------------------------------------------


                                       INITIAL PERIODIC RATE CAP

Initial Periodic                    Number of                Aggregate          Percentage of Mortgage
Rate Cap(%)                      Mortgage Loans      Principal Balance          Loans in Loan Group 3
-------------------------------------------------------------------------------------------------------
3.000                                 32                   $11,125,091                 100.00%
-------------------------------------------------------------------------------------------------------

Total                                 32                   $11,125,091                 100.00%
-------------------------------------------------------------------------------------------------------


                                     SUBSEQUENT PERIODIC RATE CAP

Subsequent                          Number of                Aggregate          Percentage of Mortgage
Rate Cap(%)                      Mortgage Loans      Principal Balance          Loans in Loan Group 3
-------------------------------------------------------------------------------------------------------
2.000                                 32                   $11,125,091                 100.00%
-------------------------------------------------------------------------------------------------------

Total                                 32                   $11,125,091                100.00%
-------------------------------------------------------------------------------------------------------


                                         MINIMUM MORTGAGE RATE

                                    Number of                Aggregate          Percentage of Mortgage
Minimum Mortgage Rates(%)        Mortgage Loans      Principal Balance          Loans in Loan Group 3
-------------------------------------------------------------------------------------------------------
2.001 - 3.000                         30                   $10,521,815                  94.58%
3.001 - 4.000                          2                      $603,276                   5.42%
-------------------------------------------------------------------------------------------------------

Total                                 32                   $11,125,091                 100.00%
-------------------------------------------------------------------------------------------------------

Summary of Mortgage Loans in Group 4
(As of Reference Date)

Total Number of Loans                                               189
Aggregate Principal Balance                                 $74,581,335
Average Principal                                              $394,610            $74,526 to $1,431,579
Weighted Average Mortgage Rate                                   4.965%              4.000% to 6.000%
Net Weighted Average Mortgage Rate                               4.715%              3.750% to 5.750%
Weighted Average Original Term (months)                             360                 360 to 360
Weighted Average Remaining Term (months)                            341                 334 to 344
Weighted Average Original LTV                                    67.79%              10.12% to 86.48%
Weighted Average Gross Margin                                    2.260%              2.250% to 3.950%
Weighted Average Months to Next Adjustment                           41                  34 to 44
Weighted Average Initial Periodic Cap                            4.995%              2.000% to 5.000%
Weighted Average Subsequent Periodic Cap                         1.994%              1.000% to 2.000%
Weighted Average Maximum Mortgage Rate                           9.965%              9.000% to 11.000%
Weighted Average Minimum Mortgage Rate                           2.260%              2.250% to 3.950%
Weighted Average FICO                                               730

                                             LOAN PROGRAMS

                                      Number of                 Aggregate       Percentage of Mortgage
Loan Programs                      Mortgage Loans       Principal Balance       Loans in Loan Group 4
-------------------------------------------------------------------------------------------------------
5/25 LIB6M                                5                    $1,687,746                2.26%
5/25 LIB6M - IO                          10                    $3,009,567                4.04%
5/1 LIB12M                               95                   $37,584,061               50.39%
5/1 LIB12M - IO                          79                   $32,299,961               43.31%
-------------------------------------------------------------------------------------------------------

Total                                   189                   $74,581,335              100.00%
-------------------------------------------------------------------------------------------------------


                                               CURRENT PRINCIPAL BALANCES

Range of Current                      Number of                 Aggregate       Percentage of Mortgage
Principal Balances ($)             Mortgage Loans       Principal Balance       Loans in Loan Group 4
-------------------------------------------------------------------------------------------------------
$50,000.01 - $100,000.00                  2                      $168,826                0.23%
$100,000.01 - $150,000.00                15                    $1,907,427                2.56%
$150,000.01 - $200,000.00                10                    $1,799,056                2.41%
$200,000.01 - $250,000.00                17                    $3,908,364                5.24%
$250,000.01 - $300,000.00                21                    $5,787,116                7.76%
$300,000.01 - $350,000.00                25                    $8,268,719               11.09%
$350,000.01 - $400,000.00                23                    $8,543,458               11.46%
$400,000.01 - $450,000.00                11                    $4,638,546                6.22%
$450,000.01 - $500,000.00                26                   $12,346,180               16.55%
$500,000.01 - $550,000.00                12                    $6,306,839                8.46%
$550,000.01 - $600,000.00                 6                    $3,525,463                4.73%
$600,000.01 - $650,000.00                 8                    $5,040,634                6.76%
$700,000.01 - $750,000.00                 3                    $2,181,221                2.92%
$750,000.01 - $1,000,000.00               8                    $7,467,907               10.01%
$1,000,000.01 - $1,500,000.00             2                    $2,691,579                3.61%
-------------------------------------------------------------------------------------------------------

Total                                   189                   $74,581,335              100.00%
-------------------------------------------------------------------------------------------------------


                                         CURRENT MORTGAGE RATES

                                      Number of                 Aggregate       Percentage of Mortgage
Current Mortgage Rates(%)          Mortgage Loans       Principal Balance       Loans in Loan Group 4
-------------------------------------------------------------------------------------------------------
3.501 - 4.000                             1                      $500,772                0.67%
4.001 - 4.500                            19                    $8,874,854               11.90%
4.501 - 5.000                            98                   $39,782,908               53.34%
5.001 - 5.500                            65                   $23,259,586               31.19%
5.501 - 6.000                             6                    $2,163,215                2.90%
-------------------------------------------------------------------------------------------------------

Total                                   189                   $74,581,335              100.00%
-------------------------------------------------------------------------------------------------------


                                      MONTHS REMAINING TO MATURITY

Remaining Terms to                    Number of                 Aggregate       Percentage of Mortgage
Maturity (Months)                  Mortgage Loans       Principal Balance       Loans in Loan Group 4
-------------------------------------------------------------------------------------------------------
344                                      11                    $3,975,921                5.33%
343                                      11                    $5,291,668                7.10%
342                                      44                   $18,784,343               25.19%
341                                      70                   $27,706,580               37.15%
340                                      14                    $5,294,539                7.10%
339                                      17                    $7,126,893                9.56%
338                                      10                    $3,236,403                4.34%
337                                       8                    $2,266,640                3.04%
336                                       1                      $259,230                0.35%
335                                       2                      $383,894                0.51%
334                                       1                      $255,224                0.34%
-------------------------------------------------------------------------------------------------------

Total                                   189                   $74,581,335              100.00%
-------------------------------------------------------------------------------------------------------


                                     ORIGINAL LOAN-TO-VALUE RATIOS

Range of Original                     Number of                 Aggregate       Percentage of Mortgage
Loan-to-Value Ratios(%)            Mortgage Loans       Principal Balance       Loans in Loan Group 4
-------------------------------------------------------------------------------------------------------
0.01 - 50.00                             28                   $11,248,287               15.08%
50.01 - 55.00                             9                    $2,462,033                3.30%
55.01 - 60.00                             4                    $1,563,917                2.10%
60.01 - 65.00                            19                    $9,174,711               12.30%
65.01 - 70.00                            24                   $11,387,172               15.27%
70.01 - 75.00                            19                    $9,608,715               12.88%
75.01 - 80.00                            82                   $28,201,944               37.81%
80.01 - 85.00                             3                      $635,425                0.85%
85.01 - 90.00                             1                      $299,132                0.40%
-------------------------------------------------------------------------------------------------------

Total                                   189                   $74,581,335              100.00%
-------------------------------------------------------------------------------------------------------


                                        GEOGRAPHIC DISTRIBUTION

                                      Number of                 Aggregate       Percentage of Mortgage
State                              Mortgage Loans       Principal Balance       Loans in Loan Group 4
-------------------------------------------------------------------------------------------------------
Alabama                                   1                      $378,423                0.51%
Arizona                                   3                      $685,099                0.92%
California                               64                   $27,369,990               36.70%
Colorado                                 33                   $12,794,510               17.16%
Connecticut                               1                      $584,321                0.78%
District of Columbia                      1                      $406,457                0.54%
Florida                                   9                    $3,193,014                4.28%
Georgia                                   3                    $1,339,818                1.80%
Hawaii                                    2                    $1,782,472                2.39%
Illinois                                 16                    $5,505,395                7.38%
Kansas                                    1                      $387,027                0.52%
Massachusetts                             9                    $3,753,111                5.03%
Maryland                                  3                      $626,326                0.84%
Michigan                                  1                      $198,443                0.27%
Missouri                                  1                      $117,159                0.16%
Montana                                   1                      $149,800                0.20%
North Carolina                            3                    $1,119,783                1.50%
New Hampshire                             1                      $491,654                0.66%
New Jersey                                3                    $1,920,883                2.58%
Nevada                                    1                      $521,213                0.70%
New York                                  3                    $1,113,421                1.49%
Ohio                                      2                      $469,142                0.63%
Oklahoma                                  2                      $440,514                0.59%
Oregon                                    2                      $637,679                0.86%
Pennsylvania                              1                      $136,400                0.18%
Rhode Island                              2                      $615,273                0.82%
South Carolina                            1                      $307,498                0.41%
Tennessee                                 3                      $727,894                0.98%
Texas                                     4                    $1,601,838                2.15%
Utah                                      1                      $278,115                0.37%
Virginia                                  5                    $2,921,504                3.92%
Washington                                4                    $1,302,161                1.75%
Wisconsin                                 1                      $380,000                0.51%
Wyoming                                   1                      $325,000                0.44%
-------------------------------------------------------------------------------------------------------

Total                                   189                   $74,581,335               100.00%
-------------------------------------------------------------------------------------------------------


                                       CREDIT BUREAU RISK SCORES

Range of Credit                       Number of                 Aggregate       Percentage of Mortgage
Bureau Risk Scores                 Mortgage Loans       Principal Balance       Loans in Loan Group 4
-------------------------------------------------------------------------------------------------------
Missing                                   1                      $483,469                0.65%
801 - 820                                 4                      $893,892                1.20%
781 - 800                                18                    $7,353,058                9.86%
761 - 780                                30                   $12,769,721               17.12%
741 - 760                                35                   $12,977,368               17.40%
721 - 740                                22                    $9,447,739               12.67%
701 - 720                                33                   $12,856,937               17.24%
681 - 700                                29                    $9,936,482               13.32%
661 - 680                                11                    $4,824,736                6.47%
641 - 660                                 3                    $1,238,496                1.66%
621 - 640                                 2                    $1,074,438                1.44%
601 - 620                                 1                      $725,000                0.97%
-------------------------------------------------------------------------------------------------------

Total                                   189                   $74,581,335              100.00%
-------------------------------------------------------------------------------------------------------


                                             PROPERTY TYPE

                                      Number of                 Aggregate       Percentage of Mortgage
Property Type                      Mortgage Loans       Principal Balance       Loans in Loan Group 4
-------------------------------------------------------------------------------------------------------
Single-Family Residence                 131                   $53,820,947               72.16%
Planned Unit Development                 32                   $12,864,910               17.25%
Low-rise Condominium                     21                    $5,884,083                7.89%
High-rise Condominium                     4                    $1,838,586                2.47%
Two-to Four-Family Units                  1                      $172,809                0.23%
-------------------------------------------------------------------------------------------------------

Total                                   189                   $74,581,335              100.00%
-------------------------------------------------------------------------------------------------------


                                              LOAN PURPOSE

                                      Number of                 Aggregate       Percentage of Mortgage
Loan Purpose                       Mortgage Loans       Principal Balance       Loans in Loan Group 4
-------------------------------------------------------------------------------------------------------
Refinance (rate/term)                   122                   $49,081,403               65.81%
Refinance (cash-out)                     67                   $25,499,932               34.19%
-------------------------------------------------------------------------------------------------------

Total                                   189                   $74,581,335              100.00%
-------------------------------------------------------------------------------------------------------


                                               OCCUPANCY

                                      Number of                 Aggregate       Percentage of Mortgage
Occupancy Type                     Mortgage Loans       Principal Balance       Loans in Loan Group 4
-------------------------------------------------------------------------------------------------------
Primary Residence                       170                   $67,830,028               90.95%
Secondary Residence                      19                    $6,751,307                9.05%
-------------------------------------------------------------------------------------------------------

Total                                   189                   $74,581,335              100.00%
-------------------------------------------------------------------------------------------------------


                                              GROSS MARGIN

                                      Number of                 Aggregate       Percentage of Mortgage
Gross Margin                       Mortgage Loans       Principal Balance       Loans in Loan Group 4
-------------------------------------------------------------------------------------------------------
2.001 - 3.000                           188                   $74,161,327               99.44%
3.001 - 4.000                             1                      $420,008                0.56%
-------------------------------------------------------------------------------------------------------

Total                                   189                   $74,581,335              100.00%
-------------------------------------------------------------------------------------------------------


                                       NEXT RATE ADJUSTMENT DATE

Next Rate                             Number of                 Aggregate       Percentage of Mortgage
Adjustment Date                    Mortgage Loans       Principal Balance       Loans in Loan Group 4
-------------------------------------------------------------------------------------------------------
09/07                                     1                      $255,224                0.34%
10/07                                     2                      $383,894                0.51%
11/07                                     1                      $259,230                0.35%
12/07                                     8                    $2,266,640                3.04%
01/08                                    10                    $3,236,403                4.34%
02/08                                    17                    $7,126,893                9.56%
03/08                                    14                    $5,294,539                7.10%
04/08                                    70                   $27,706,580               37.15%
05/08                                    44                   $18,784,343               25.19%
06/08                                    11                    $5,291,668                7.10%
07/08                                    11                    $3,975,921                5.33%
-------------------------------------------------------------------------------------------------------

Total                                   189                   $74,581,335              100.00%
-------------------------------------------------------------------------------------------------------


                                     MONTHS TO NEXT ADJUSTMENT DATE

Number of Months to                   Number of                 Aggregate       Percentage of Mortgage
Next Adjustment Date (Months)      Mortgage Loans       Principal Balance       Loans in Loan Group 4
-------------------------------------------------------------------------------------------------------
34                                        1                      $255,224                0.34%
35                                        2                      $383,894                0.51%
36                                        1                      $259,230                0.35%
37                                        8                    $2,266,640                3.04%
38                                       10                    $3,236,403                4.34%
39                                       17                    $7,126,893                9.56%
40                                       14                    $5,294,539                7.10%
41                                       70                   $27,706,580               37.15%
42                                       44                   $18,784,343               25.19%
43                                       11                    $5,291,668                7.10%
44                                       11                    $3,975,921                5.33%
-------------------------------------------------------------------------------------------------------

Total                                   189                   $74,581,335              100.00%
-------------------------------------------------------------------------------------------------------


                                         MAXIMUM MORTGAGE RATE

                                      Number of                 Aggregate       Percentage of Mortgage
Maximum Mortgage Rates(%)          Mortgage Loans       Principal Balance       Loans in Loan Group 4
-------------------------------------------------------------------------------------------------------
8.001 - 9.000                             1                      $500,772                0.67%
9.001 - 10.000                          117                   $48,657,762               65.24%
10.001 - 11.000                          71                   $25,422,802               34.09%
-------------------------------------------------------------------------------------------------------

Total                                   189                   $74,581,335              100.00%
-------------------------------------------------------------------------------------------------------


                                       INITIAL PERIODIC RATE CAP

Initial Periodic                      Number of                 Aggregate       Percentage of Mortgage
Rate Cap(%)                        Mortgage Loans       Principal Balance       Loans in Loan Group 4
-------------------------------------------------------------------------------------------------------
2.000                                     1                      $120,582                0.16%
5.000                                   188                   $74,460,753               99.84%
-------------------------------------------------------------------------------------------------------

Total                                   189                   $74,581,335              100.00%
-------------------------------------------------------------------------------------------------------


                                      SUBSEQUENT PERIODIC RATE CAP

Subsequent                            Number of                 Aggregate       Percentage of Mortgage
Rate Cap(%)                        Mortgage Loans       Principal Balance       Loans in Loan Group 4
-------------------------------------------------------------------------------------------------------
1.000                                     1                      $420,008                0.56%
2.000                                   188                   $74,161,327               99.44%
-------------------------------------------------------------------------------------------------------

Total                                   189                   $74,581,335              100.00%
-------------------------------------------------------------------------------------------------------


                                         MINIMUM MORTGAGE RATE

                                      Number of                 Aggregate       Percentage of Mortgage
Minimum Mortgage Rates(%)          Mortgage Loans       Principal Balance       Loans in Loan Group 4
-------------------------------------------------------------------------------------------------------
2.001 - 3.000                           188                   $74,161,327               99.44%
3.001 - 4.000                             1                      $420,008                0.56%
-------------------------------------------------------------------------------------------------------

Total                                   189                   $74,581,335              100.00%
-------------------------------------------------------------------------------------------------------

Summary of Mortgage Loans in Group 5
(As of Reference Date)

Total Number of Loans                                               42
Aggregate Principal Balance                                $16,535,863
Average Principal                                             $393,711            $92,730 to $978,567
Weighted Average Mortgage Rate                                  5.287%             4.375% to 6.000%
Net Weighted Average Mortgage Rate                              5.037%             4.125% to 5.750%
Weighted Average Original Term (months)                            360                360 to 360
Weighted Average Remaining Term (months)                           339                325 to 343
Weighted Average Original LTV                                   67.90%             25.33% to 90.00%
Weighted Average Gross Margin                                   2.925%             2.750% to 4.000%
Weighted Average Months to Next Adjustment                          39                 25 to 43
Weighted Average Initial Periodic Cap                           5.564%             2.000% to 6.000%
Weighted Average Subsequent Periodic Cap                        2.000%             2.000% to 2.000%
Weighted Average Maximum Mortgage Rate                         11.025%             9.375% to 11.875%
Weighted Average Minimum Mortgage Rate                          2.925%             2.750% to 4.000%
Weighted Average FICO                                              731

                                             LOAN PROGRAMS

                                   Number of                     Aggregate      Percentage of Mortgage
Loan Programs                    Mortgage Loans          Principal Balance      Loans in Loan Group 5
-------------------------------------------------------------------------------------------------------
5/1 CMT1Y                              41                      $16,268,424              98.38%
5/1 LIB12M                              1                         $267,440               1.62%
-------------------------------------------------------------------------------------------------------

Total                                  42                      $16,535,863             100.00%
-------------------------------------------------------------------------------------------------------


                                       CURRENT PRINCIPAL BALANCES

Range of Current                   Number of                     Aggregate      Percentage of Mortgage
Principal Balances ($)           Mortgage Loans          Principal Balance      Loans in Loan Group 5
-------------------------------------------------------------------------------------------------------
$50,000.01 - $100,000.00                1                          $92,730               0.56%
$100,000.01 - $150,000.00               1                         $129,140               0.78%
$200,000.01 - $250,000.00               2                         $452,489               2.74%
$250,000.01 - $300,000.00               2                         $532,636               3.22%
$300,000.01 - $350,000.00              12                       $4,004,834              24.22%
$350,000.01 - $400,000.00               8                       $3,035,509              18.36%
$400,000.01 - $450,000.00               9                       $3,857,234              23.33%
$450,000.01 - $500,000.00               2                         $954,340               5.77%
$500,000.01 - $550,000.00               2                       $1,068,332               6.46%
$600,000.01 - $650,000.00               1                         $633,571               3.83%
$750,000.01 - $1,000,000.00             2                       $1,775,049              10.73%
-------------------------------------------------------------------------------------------------------

Total                                  42                      $16,535,863             100.00%
-------------------------------------------------------------------------------------------------------


                                         CURRENT MORTGAGE RATES

                                   Number of                     Aggregate      Percentage of Mortgage
Current Mortgage Rates(%)        Mortgage Loans          Principal Balance      Loans in Loan Group 5
-------------------------------------------------------------------------------------------------------
4.001 - 4.500                           2                         $468,106              2.83%
4.501 - 5.000                           9                       $3,349,458              20.26%
5.001 - 5.500                          21                       $9,252,791              55.96%
5.501 - 6.000                          10                       $3,465,508              20.96%
-------------------------------------------------------------------------------------------------------

Total                                  42                      $16,535,863             100.00%
-------------------------------------------------------------------------------------------------------


                                      MONTHS REMAINING TO MATURITY

Remaining Terms to                 Number of                     Aggregate      Percentage of Mortgage
Maturity (Months)                Mortgage Loans          Principal Balance      Loans in Loan Group 5
-------------------------------------------------------------------------------------------------------
343                                     2                       $1,005,594               6.08%
342                                     7                       $2,652,379              16.04%
340                                     9                       $4,074,374              24.64%
339                                    13                       $4,955,839              29.97%
338                                     6                       $2,344,036              14.18%
337                                     3                       $1,143,473               6.92%
329                                     1                          $92,730               0.56%
325                                     1                         $267,440               1.62%
-------------------------------------------------------------------------------------------------------

Total                                  42                      $16,535,863             100.00%
-------------------------------------------------------------------------------------------------------


                                     ORIGINAL LOAN-TO-VALUE RATIOS

Range of Original                  Number of                     Aggregate      Percentage of Mortgage
Loan-to-Value Ratios(%)          Mortgage Loans          Principal Balance      Loans in Loan Group 5
-------------------------------------------------------------------------------------------------------
0.01 - 50.00                            5                       $2,170,493              13.13%
50.01 - 55.00                           1                         $321,470               1.94%
55.01 - 60.00                           3                       $1,379,705               8.34%
60.01 - 65.00                           3                       $1,244,486               7.53%
65.01 - 70.00                           5                       $1,934,057              11.70%
70.01 - 75.00                          10                       $3,878,026              23.45%
75.01 - 80.00                          11                       $4,663,368              28.20%
85.01 - 90.00                           4                         $944,259               5.71%
-------------------------------------------------------------------------------------------------------

Total                                  42                      $16,535,863             100.00%
-------------------------------------------------------------------------------------------------------


                                        GEOGRAPHIC DISTRIBUTION

                                   Number of                     Aggregate      Percentage of Mortgage
State                            Mortgage Loans          Principal Balance      Loans in Loan Group 5
-------------------------------------------------------------------------------------------------------
California                              9                       $3,309,638             20.01%
Colorado                                4                       $1,864,653             11.28%
Florida                                 3                       $1,660,291             10.04%
Georgia                                 1                         $267,440              1.62%
Illinois                                3                         $861,612              5.21%
Indiana                                 1                         $202,909              1.23%
Massachusetts                           7                       $3,281,563             19.85%
Maryland                                1                         $347,564              2.10%
Minnesota                               2                         $684,029              4.14%
North Carolina                          2                         $835,850              5.05%
New Jersey                              3                       $1,101,913              6.66%
Oregon                                  1                         $538,318              3.26%
Pennsylvania                            1                         $380,314              2.30%
South Carolina                          1                          $92,730              0.56%
Texas                                   2                         $728,115              4.40%
Washington                              1                         $378,924              2.29%
-------------------------------------------------------------------------------------------------------

Total                                  42                      $16,535,863             100.00%
-------------------------------------------------------------------------------------------------------


                                       CREDIT BUREAU RISK SCORES

Range of Credit                    Number of                     Aggregate      Percentage of Mortgage
Bureau Risk Scores               Mortgage Loans          Principal Balance      Loans in Loan Group 5
-------------------------------------------------------------------------------------------------------
Missing                                 1                         $267,440               1.62%
781 - 800                               4                       $1,389,756               8.40%
761 - 780                               5                       $1,807,767              10.93%
741 - 760                              12                       $5,549,698              33.56%
721 - 740                               6                       $1,762,037              10.66%
701 - 720                               7                       $3,080,350              18.63%
681 - 700                               2                         $760,071               4.60%
661 - 680                               2                         $746,113               4.51%
641 - 660                               1                         $370,909               2.24%
621 - 640                               1                         $467,276               2.83%
601 - 620                               1                         $334,445               2.02%
-------------------------------------------------------------------------------------------------------

Total                                  42                      $16,535,863             100.00%
-------------------------------------------------------------------------------------------------------


                                             PROPERTY TYPE

                                   Number of                     Aggregate      Percentage of Mortgage
Property Type                    Mortgage Loans          Principal Balance      Loans in Loan Group 5
-------------------------------------------------------------------------------------------------------
Single-Family Residence                28                      $11,484,452              69.45%
Low-rise Condominium                    7                       $2,505,388              15.15%
Planned Unit Development                5                       $1,907,850              11.54%
Two-to Four-Family Units                2                         $638,174               3.86%
-------------------------------------------------------------------------------------------------------

Total                                  42                      $16,535,863             100.00%
-------------------------------------------------------------------------------------------------------


                                              LOAN PURPOSE

                                   Number of                     Aggregate      Percentage of Mortgage
Loan Purpose                     Mortgage Loans          Principal Balance      Loans in Loan Group 5
-------------------------------------------------------------------------------------------------------
Refinance (rate/term)                  33                      $12,534,114              75.80%
Refinance (cash-out)                    9                       $4,001,749              24.20%
-------------------------------------------------------------------------------------------------------

Total                                  42                      $16,535,863             100.00%
-------------------------------------------------------------------------------------------------------


                                               OCCUPANCY

                                   Number of                     Aggregate      Percentage of Mortgage
Occupancy Type                   Mortgage Loans          Principal Balance      Loans in Loan Group 5
-------------------------------------------------------------------------------------------------------
Primary Residence                      34                      $13,326,526              80.59%
Secondary Residence                     5                       $2,131,754              12.89%
Investor Property                       3                       $1,077,583               6.52%
-------------------------------------------------------------------------------------------------------

Total                                  42                      $16,535,863             100.00%
-------------------------------------------------------------------------------------------------------


                                              GROSS MARGIN

                                   Number of                     Aggregate      Percentage of Mortgage
Gross Margin                     Mortgage Loans          Principal Balance      Loans in Loan Group 5
-------------------------------------------------------------------------------------------------------
2.001 - 3.000                          35                      $13,367,051              80.84%
3.001 - 4.000                           7                       $3,168,812              19.16%
-------------------------------------------------------------------------------------------------------

Total                                  42                      $16,535,863             100.00%
-------------------------------------------------------------------------------------------------------


                                       NEXT RATE ADJUSTMENT DATE

Next Rate                          Number of                     Aggregate      Percentage of Mortgage
Adjustment Date                  Mortgage Loans          Principal Balance      Loans in Loan Group 5
-------------------------------------------------------------------------------------------------------
12/06                                   1                         $267,440               1.62%
04/07                                   1                          $92,730               0.56%
12/07                                   3                       $1,143,473               6.92%
01/08                                   6                       $2,344,036              14.18%
02/08                                  13                       $4,955,839              29.97%
03/08                                   9                       $4,074,374              24.64%
05/08                                   7                       $2,652,379              16.04%
06/08                                   2                       $1,005,594               6.08%
-------------------------------------------------------------------------------------------------------

Total                                  42                      $16,535,863             100.00%
-------------------------------------------------------------------------------------------------------


                                     MONTHS TO NEXT ADJUSTMENT DATE

Number of Months to                Number of                     Aggregate      Percentage of Mortgage
Next Adjustment Date (Months)    Mortgage Loans          Principal Balance      Loans in Loan Group 5
-------------------------------------------------------------------------------------------------------
25                                      1                         $267,440               1.62%
29                                      1                          $92,730               0.56%
37                                      3                       $1,143,473               6.92%
38                                      6                       $2,344,036              14.18%
39                                     13                       $4,955,839              29.97%
40                                      9                       $4,074,374              24.64%
42                                      7                       $2,652,379              16.04%
43                                      2                       $1,005,594               6.08%
-------------------------------------------------------------------------------------------------------

Total                                  42                      $16,535,863             100.00%
-------------------------------------------------------------------------------------------------------


                                         MAXIMUM MORTGAGE RATE

                                   Number of                     Aggregate      Percentage of Mortgage
Maximum Mortgage Rates(%)        Mortgage Loans          Principal Balance      Loans in Loan Group 5
-------------------------------------------------------------------------------------------------------
9.001 - 10.000                          5                       $1,573,955              9.52%
10.001 - 11.000                        12                       $4,996,153              30.21%
11.001 - 12.000                        25                       $9,965,755              60.27%
-------------------------------------------------------------------------------------------------------

Total                                  42                      $16,535,863             100.00%
-------------------------------------------------------------------------------------------------------


                                       INITIAL PERIODIC RATE CAP

Initial Periodic                   Number of                     Aggregate      Percentage of Mortgage
Rate Cap(%)                      Mortgage Loans          Principal Balance      Loans in Loan Group 5
-------------------------------------------------------------------------------------------------------
2.000                                   3                         $932,210              5.64%
5.000                                   9                       $3,487,020              21.09%
6.000                                  30                      $12,116,633              73.27%
-------------------------------------------------------------------------------------------------------

Total                                  42                      $16,535,863             100.00%
-------------------------------------------------------------------------------------------------------


                                      SUBSEQUENT PERIODIC RATE CAP

Subsequent                         Number of                     Aggregate      Percentage of Mortgage
Rate Cap(%)                      Mortgage Loans          Principal Balance      Loans in Loan Group 5
-------------------------------------------------------------------------------------------------------
2.000                                  42                      $16,535,863             100.00%
-------------------------------------------------------------------------------------------------------

Total                                  42                      $16,535,863             100.00%
-------------------------------------------------------------------------------------------------------


                                               MINIMUM MORTGAGE RATE

                                   Number of                     Aggregate      Percentage of Mortgage
Minimum Mortgage Rates(%)        Mortgage Loans          Principal Balance      Loans in Loan Group 5
-------------------------------------------------------------------------------------------------------
2.001 - 3.000                          35                      $13,367,051              80.84%
3.001 - 4.000                           7                       $3,168,812              19.16%
-------------------------------------------------------------------------------------------------------

Total                                  42                      $16,535,863             100.00%
-------------------------------------------------------------------------------------------------------

Summary of Mortgage Loans in Group 6
(As of Reference Date)
Total Number of Loans                                                29
Aggregate Principal Balance                                 $13,009,539
Average Principal                                              $448,605                $265,997 to $874,352
Weighted Average Mortgage Rate                                   6.425%                  5.750% to 7.000%
Net Weighted Average Mortgage Rate                               6.175%                  5.500% to 6.750%
Weighted Average Original Term (months)                             360                     360 to 360
Weighted Average Remaining Term (months)                            340                     339 to 340
Weighted Average Original LTV                                    74.77%                  57.23% to 84.89%
Weighted Average Gross Margin                                    2.750%                  2.750% to 2.750%
Weighted Average Months to Next Adjustment                           40                      39 to 40
Weighted Average Initial Periodic Cap                            5.000%                  5.000% to 5.000%
Weighted Average Subsequent Periodic Cap                         1.000%                  1.000% to 1.000%
Weighted Average Maximum Mortgage Rate                          11.425%                 10.750% to 12.000%
Weighted Average Minimum Mortgage Rate                           2.750%                  2.750% to 2.750%
Weighted Average FICO                                               693

                                                    LOAN PROGRAMS

                                                  Number of                     Aggregate     Percentage of Mortgage
Loan Programs                                   Mortgage Loans          Principal Balance      Loans in Loan Group 6
---------------------------------------------------------------------------------------------------------------------
5/25 LIB6M - IO                                        29                 $13,009,539                 100.00%

---------------------------------------------------------------------------------------------------------------------
Total                                                  29                 $13,009,539                 100.00%
---------------------------------------------------------------------------------------------------------------------

                                                      CURRENT PRINCIPAL BALANCES
Range of Current                                  Number of                     Aggregate     Percentage of Mortgage
Principal Balances ($)                          Mortgage Loans          Principal Balance      Loans in Loan Group 6
---------------------------------------------------------------------------------------------------------------------
$250,000.01 - $300,000.00                               2                    $548,100                   4.21%
$300,000.01 - $350,000.00                               5                  $1,652,689                  12.70%
$350,000.01 - $400,000.00                               6                  $2,233,184                  17.17%
$400,000.01 - $450,000.00                               3                  $1,260,970                   9.69%
$450,000.01 - $500,000.00                               6                  $2,836,364                  21.80%
$500,000.01 - $550,000.00                               3                  $1,583,204                  12.17%
$550,000.01 - $600,000.00                               1                    $586,594                   4.51%
$600,000.01 - $650,000.00                               1                    $640,000                   4.92%
$750,000.01 - $1,000,000.00                             2                  $1,668,435                  12.82%

---------------------------------------------------------------------------------------------------------------------
Total                                                  29                 $13,009,539                 100.00%
---------------------------------------------------------------------------------------------------------------------

                                                CURRENT MORTGAGE RATES

                                                  Number of                     Aggregate     Percentage of Mortgage
Current Mortgage Rates(%)                       Mortgage Loans          Principal Balance      Loans in Loan Group 6
---------------------------------------------------------------------------------------------------------------------
5.501 - 6.000                                           5                  $2,057,365                  15.81%
6.001 - 6.500                                          14                  $6,042,156                  46.44%
6.501 - 7.000                                          10                  $4,910,018                  37.74%

---------------------------------------------------------------------------------------------------------------------
Total                                                  29                 $13,009,539                 100.00%
---------------------------------------------------------------------------------------------------------------------

                                             MONTHS REMAINING TO MATURITY

Remaining Terms to                                Number of                     Aggregate     Percentage of Mortgage
Maturity (Months)                               Mortgage Loans          Principal Balance      Loans in Loan Group 6
---------------------------------------------------------------------------------------------------------------------
340                                                    25                 $10,920,424                  83.94%
339                                                     4                  $2,089,115                  16.06%

---------------------------------------------------------------------------------------------------------------------
Total                                                  29                 $13,009,539                 100.00%
---------------------------------------------------------------------------------------------------------------------

                                                     ORIGINAL LOAN-TO-VALUE RATIOS

Range of Original                                 Number of                     Aggregate     Percentage of Mortgage
Loan-to-Value Ratios(%)                         Mortgage Loans          Principal Balance      Loans in Loan Group 6
---------------------------------------------------------------------------------------------------------------------
55.01 - 60.00                                           1                    $538,000                   4.14%
60.01 - 65.00                                           1                    $377,000                   2.90%
65.01 - 70.00                                           6                  $3,192,952                  24.54%
70.01 - 75.00                                           6                  $1,965,036                  15.10%
75.01 - 80.00                                          14                  $6,411,347                  49.28%
80.01 - 85.00                                           1                    $525,204                   4.04%

---------------------------------------------------------------------------------------------------------------------
Total                                                  29                 $13,009,539                 100.00%
---------------------------------------------------------------------------------------------------------------------

                                               GEOGRAPHIC DISTRIBUTION

                                                  Number of                     Aggregate     Percentage of Mortgage
State                                           Mortgage Loans          Principal Balance      Loans in Loan Group 6
---------------------------------------------------------------------------------------------------------------------
Arizona                                                 3                  $1,313,200                  10.09%
California                                             20                  $9,068,598                  69.71%
Colorado                                                1                    $344,000                   2.64%
Florida                                                 1                    $640,000                   4.92%
Georgia                                                 1                    $538,000                   4.14%
Illinois                                                1                    $302,000                   2.32%
Nevada                                                  1                    $373,741                   2.87%
Pennsylvania                                            1                    $430,000                   3.31%

---------------------------------------------------------------------------------------------------------------------
Total                                                  29                 $13,009,539                 100.00%
---------------------------------------------------------------------------------------------------------------------

                                              CREDIT BUREAU RISK SCORES

Range of Credit                                   Number of                     Aggregate     Percentage of Mortgage
Bureau Risk Scores                              Mortgage Loans          Principal Balance      Loans in Loan Group 6
---------------------------------------------------------------------------------------------------------------------
781 - 800                                               1                    $377,000                   2.90%
761 - 780                                               5                  $1,749,700                  13.45%
721 - 740                                               3                  $1,192,870                   9.17%
701 - 720                                               2                  $1,177,966                   9.05%
681 - 700                                               5                  $2,481,735                  19.08%
661 - 680                                               4                  $1,862,800                  14.32%
641 - 660                                               7                  $3,097,468                  23.81%
621 - 640                                               2                  $1,070,000                   8.22%

---------------------------------------------------------------------------------------------------------------------
Total                                                  29                 $13,009,539                 100.00%
---------------------------------------------------------------------------------------------------------------------

                                                    PROPERTY TYPE

                                                  Number of                     Aggregate     Percentage of Mortgage
Property Type                                   Mortgage Loans          Principal Balance      Loans in Loan Group 6
---------------------------------------------------------------------------------------------------------------------
Single-Family Residence                                17                  $7,755,011                  59.61%
Planned Unit Development                                5                  $2,062,145                  15.85%
Two-to Four-Family Units                                3                  $1,684,952                  12.95%
Low-rise Condominium                                    3                  $1,123,547                   8.64%
High-rise Condominium                                   1                    $383,883                   2.95%

---------------------------------------------------------------------------------------------------------------------
Total                                                  29                 $13,009,539                 100.00%
---------------------------------------------------------------------------------------------------------------------

                                                     LOAN PURPOSE

                                                  Number of                     Aggregate     Percentage of Mortgage
Loan Purpose                                    Mortgage Loans          Principal Balance      Loans in Loan Group 6
---------------------------------------------------------------------------------------------------------------------
Refinance (rate/term)                                  17                  $7,470,126                  57.42%
Refinance (cash-out)                                   12                  $5,539,413                  42.58%

---------------------------------------------------------------------------------------------------------------------
Total                                                  29                 $13,009,539                 100.00%
---------------------------------------------------------------------------------------------------------------------

                                                      OCCUPANCY

                                                  Number of                     Aggregate     Percentage of Mortgage
Occupancy Type                                  Mortgage Loans          Principal Balance      Loans in Loan Group 6
---------------------------------------------------------------------------------------------------------------------
Primary Residence                                      15                  $7,151,257                  54.97%
Investor Property                                      13                  $5,484,541                  42.16%
Secondary Residence                                     1                    $373,741                   2.87%

---------------------------------------------------------------------------------------------------------------------
Total                                                  29                 $13,009,539                 100.00%
---------------------------------------------------------------------------------------------------------------------

                                                     GROSS MARGIN

                                                  Number of                     Aggregate     Percentage of Mortgage
Gross Margin                                    Mortgage Loans          Principal Balance      Loans in Loan Group 6
---------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                                          29                 $13,009,539                 100.00%

---------------------------------------------------------------------------------------------------------------------
Total                                                  29                 $13,009,539                 100.00%
---------------------------------------------------------------------------------------------------------------------

                                              NEXT RATE ADJUSTMENT DATE

Next Rate                                         Number of                     Aggregate     Percentage of Mortgage
Adjustment Date                                 Mortgage Loans          Principal Balance      Loans in Loan Group 6
---------------------------------------------------------------------------------------------------------------------
02/08                                                   4                  $2,089,115                  16.06%
03/08                                                  25                 $10,920,424                  83.94%

---------------------------------------------------------------------------------------------------------------------
Total                                                  29                 $13,009,539                 100.00%
---------------------------------------------------------------------------------------------------------------------

                                            MONTHS TO NEXT ADJUSTMENT DATE

Number of Months to                               Number of                     Aggregate     Percentage of Mortgage
Next Adjustment Date (Months)                   Mortgage Loans          Principal Balance      Loans in Loan Group 6
---------------------------------------------------------------------------------------------------------------------
39                                                      4                  $2,089,115                  16.06%
40                                                     25                 $10,920,424                  83.94%

---------------------------------------------------------------------------------------------------------------------
Total                                                  29                 $13,009,539                 100.00%
---------------------------------------------------------------------------------------------------------------------

                                                MAXIMUM MORTGAGE RATE

                                                  Number of                     Aggregate     Percentage of Mortgage
Maximum Mortgage Rates(%)                       Mortgage Loans          Principal Balance      Loans in Loan Group 6
---------------------------------------------------------------------------------------------------------------------
10.001 - 11.000                                         5                  $2,057,365                  15.81%
11.001 - 12.000                                        24                 $10,952,174                  84.19%

---------------------------------------------------------------------------------------------------------------------
Total                                                  29                 $13,009,539                 100.00%
---------------------------------------------------------------------------------------------------------------------

                                              INITIAL PERIODIC RATE CAP


Initial Periodic                                  Number of                     Aggregate     Percentage of Mortgage
Rate Cap(%)                                     Mortgage Loans          Principal Balance      Loans in Loan Group 6
---------------------------------------------------------------------------------------------------------------------
5.000                                                  29                 $13,009,539                 100.00%

---------------------------------------------------------------------------------------------------------------------
Total                                                  29                 $13,009,539                 100.00%
---------------------------------------------------------------------------------------------------------------------

                                             SUBSEQUENT PERIODIC RATE CAP


Subsequent                                        Number of                     Aggregate     Percentage of Mortgage
Rate Cap(%)                                     Mortgage Loans          Principal Balance      Loans in Loan Group 6
---------------------------------------------------------------------------------------------------------------------
1.000                                                  29                 $13,009,539                 100.00%

---------------------------------------------------------------------------------------------------------------------
Total                                                  29                 $13,009,539                 100.00%
---------------------------------------------------------------------------------------------------------------------

                                                MINIMUM MORTGAGE RATE

                                                  Number of                     Aggregate     Percentage of Mortgage
Minimum Mortgage Rates(%)                       Mortgage Loans          Principal Balance      Loans in Loan Group 6
---------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                                          29                 $13,009,539                 100.00%

---------------------------------------------------------------------------------------------------------------------
Total                                                  29                 $13,009,539                 100.00%
---------------------------------------------------------------------------------------------------------------------

Summary of Mortgage Loans in Group 7
(As of Reference Date)
Total Number of Loans                                                251
Aggregate Principal Balance                                 $118,947,387
Average Principal                                               $473,894                $83,804 to $1,935,775
Weighted Average Mortgage Rate                                    5.040%                 3.500% to 5.875%
Net Weighted Average Mortgage Rate                                4.788%                 3.250% to 5.625%
Weighted Average Original Term (months)                              360                    360 to 360
Weighted Average Remaining Term (months)                             342                    337 to 344
Weighted Average Original LTV                                     68.86%                 17.93% to 95.00%
Weighted Average Gross Margin                                     2.295%                 2.250% to 2.750%
Weighted Average Months to Next Adjustment                            66                     61 to 68
Weighted Average Initial Periodic Cap                             5.000%                 5.000% to 5.000%
Weighted Average Subsequent Periodic Cap                          2.000%                 2.000% to 2.000%
Weighted Average Maximum Mortgage Rate                           10.040%                 8.500% to 10.875%
Weighted Average Minimum Mortgage Rate                            2.299%                 2.250% to 2.750%
Weighted Average FICO                                                734

                                                    LOAN PROGRAMS

                                                  Number of                     Aggregate     Percentage of Mortgage
Loan Programs                                   Mortgage Loans          Principal Balance      Loans in Loan Group 7
---------------------------------------------------------------------------------------------------------------------
7/1 LIB12M                                            181                 $81,540,041                  68.55%
7/1 LIB12M - IO                                        70                 $37,407,346                  31.45%

---------------------------------------------------------------------------------------------------------------------
Total                                                 251                $118,947,387                 100.00%
---------------------------------------------------------------------------------------------------------------------

                                              CURRENT PRINCIPAL BALANCES

Range of Current                                  Number of                     Aggregate     Percentage of Mortgage
Principal Balances ($)                          Mortgage Loans          Principal Balance      Loans in Loan Group 7
---------------------------------------------------------------------------------------------------------------------
$50,000.01 - $100,000.00                                1                     $83,804                   0.07%
$200,000.01 - $250,000.00                               1                    $209,566                   0.18%
$250,000.01 - $300,000.00                               1                    $283,144                   0.24%
$300,000.01 - $350,000.00                              29                  $9,763,276                   8.21%
$350,000.01 - $400,000.00                              74                 $27,587,671                  23.19%
$400,000.01 - $450,000.00                              50                 $21,360,444                  17.96%
$450,000.01 - $500,000.00                              24                 $11,482,844                   9.65%
$500,000.01 - $550,000.00                              19                  $9,877,372                   8.30%
$550,000.01 - $600,000.00                              14                  $8,028,311                   6.75%
$600,000.01 - $650,000.00                              17                 $10,895,245                   9.16%
$650,000.01 - $700,000.00                               6                  $4,027,269                   3.39%
$700,000.01 - $750,000.00                               2                  $1,479,453                   1.24%
$750,000.01 - $1,000,000.00                            10                  $9,257,517                   7.78%
$1,000,000.01 - $1,500,000.00                           2                  $2,675,697                   2.25%
$1,500,000.01 - $2,000,000.00                           1                  $1,935,775                   1.63%

---------------------------------------------------------------------------------------------------------------------
Total                                                 251                $118,947,387                 100.00%
---------------------------------------------------------------------------------------------------------------------

                                                CURRENT MORTGAGE RATES

                                                  Number of                     Aggregate     Percentage of Mortgage
Current Mortgage Rates(%)                       Mortgage Loans          Principal Balance      Loans in Loan Group 7
---------------------------------------------------------------------------------------------------------------------
3.001 - 3.500                                           1                    $650,000                   0.55%
3.501 - 4.000                                           1                    $669,092                   0.56%
4.001 - 4.500                                          29                 $13,253,831                  11.14%
4.501 - 5.000                                          97                 $47,211,860                  39.69%
5.001 - 5.500                                          99                 $46,291,036                  38.92%
5.501 - 6.000                                          24                 $10,871,568                   9.14%

---------------------------------------------------------------------------------------------------------------------
Total                                                 251                $118,947,387                 100.00%
---------------------------------------------------------------------------------------------------------------------

                                             MONTHS REMAINING TO MATURITY

Remaining Terms to                                Number of                     Aggregate     Percentage of Mortgage
Maturity (Months)                               Mortgage Loans          Principal Balance      Loans in Loan Group 7
---------------------------------------------------------------------------------------------------------------------
344                                                    29                 $14,164,212                  11.91%
343                                                    88                 $42,583,684                  35.80%
342                                                    30                 $13,662,665                  11.49%
341                                                    73                 $35,254,857                  29.64%
340                                                    25                 $11,049,237                   9.29%
339                                                     3                  $1,299,628                   1.09%
338                                                     1                    $209,566                   0.18%
337                                                     2                    $723,539                   0.61%

---------------------------------------------------------------------------------------------------------------------
Total                                                 251                $118,947,387                 100.00%
---------------------------------------------------------------------------------------------------------------------

                                            ORIGINAL LOAN-TO-VALUE RATIOS

Range of Original                                 Number of                     Aggregate     Percentage of Mortgage
Loan-to-Value Ratios(%)                         Mortgage Loans          Principal Balance      Loans in Loan Group 7
---------------------------------------------------------------------------------------------------------------------
0.01 - 50.00                                           23                 $13,670,156                  11.49%
50.01 - 55.00                                           9                  $5,605,632                   4.71%
55.01 - 60.00                                          16                  $8,204,288                   6.90%
60.01 - 65.00                                          19                  $9,171,179                   7.71%
65.01 - 70.00                                          26                 $12,793,340                  10.76%
70.01 - 75.00                                          25                 $11,357,216                   9.55%
75.01 - 80.00                                         129                 $56,637,227                  47.62%
85.01 - 90.00                                           2                    $761,332                   0.64%
90.01 - 95.00                                           2                    $747,018                   0.63%

---------------------------------------------------------------------------------------------------------------------
Total                                                 251                $118,947,387                 100.00%
---------------------------------------------------------------------------------------------------------------------

                                               GEOGRAPHIC DISTRIBUTION

                                                  Number of                     Aggregate     Percentage of Mortgage
State                                           Mortgage Loans          Principal Balance      Loans in Loan Group 7
---------------------------------------------------------------------------------------------------------------------
Alabama                                                 2                    $788,907                   0.66%
Arizona                                                 2                    $840,881                   0.71%
California                                            105                 $50,968,460                  42.85%
Colorado                                                9                  $4,415,174                   3.71%
Connecticut                                             4                  $1,715,523                   1.44%
Florida                                                12                  $4,771,351                   4.01%
Georgia                                                 7                  $3,487,145                   2.93%
Hawaii                                                  1                    $591,587                   0.50%
Idaho                                                   1                    $950,000                   0.80%
Illinois                                               11                  $4,747,533                   3.99%
Kansas                                                  2                  $1,092,551                   0.92%
Massachusetts                                           3                  $2,153,603                   1.81%
Maryland                                                3                  $1,025,622                   0.86%
Michigan                                                4                  $1,800,390                   1.51%
Minnesota                                               3                  $1,549,611                   1.30%
Missouri                                                3                  $1,122,034                   0.94%
North Carolina                                          2                    $910,457                   0.77%
New Jersey                                              5                  $2,364,835                   1.99%
New Mexico                                              1                    $499,798                   0.42%
Nevada                                                 10                  $4,809,325                   4.04%
New York                                                3                  $1,287,478                   1.08%
Ohio                                                    8                  $4,579,142                   3.85%
Oregon                                                  3                  $1,582,790                   1.33%
Pennsylvania                                            4                  $1,775,850                   1.49%
South Carolina                                          5                  $2,699,006                   2.27%
Tennessee                                               1                    $408,191                   0.34%
Texas                                                  15                  $7,071,475                   5.95%
Utah                                                    2                    $806,002                   0.68%
Virginia                                               11                  $4,138,466                   3.48%
Vermont                                                 1                    $384,972                   0.32%
Washington                                              6                  $2,840,529                   2.39%
Wisconsin                                               2                    $768,701                   0.65%

---------------------------------------------------------------------------------------------------------------------
Total                                                 251                $118,947,387                 100.00%
---------------------------------------------------------------------------------------------------------------------

                                              CREDIT BUREAU RISK SCORES

Range of Credit                                   Number of                     Aggregate     Percentage of Mortgage
Bureau Risk Scores                              Mortgage Loans          Principal Balance      Loans in Loan Group 7
---------------------------------------------------------------------------------------------------------------------
801 - 820                                               5                  $3,468,042                   2.92%
781 - 800                                              29                 $11,951,858                  10.05%
761 - 780                                              52                 $23,816,798                  20.02%
741 - 760                                              51                 $24,154,315                  20.31%
721 - 740                                              35                 $18,217,931                  15.32%
701 - 720                                              25                 $11,750,502                   9.88%
681 - 700                                              19                  $9,240,299                   7.77%
661 - 680                                              12                  $5,910,828                   4.97%
641 - 660                                               5                  $2,259,289                   1.90%
621 - 640                                              14                  $6,391,032                   5.37%
601 - 620                                               3                  $1,440,346                   1.21%
561 - 580                                               1                    $346,145                   0.29%

---------------------------------------------------------------------------------------------------------------------
Total                                                 251                $118,947,387                 100.00%
---------------------------------------------------------------------------------------------------------------------

                                                    PROPERTY TYPE

                                                  Number of                     Aggregate     Percentage of Mortgage
Property Type                                   Mortgage Loans          Principal Balance      Loans in Loan Group 7
---------------------------------------------------------------------------------------------------------------------
Single-Family Residence                               151                 $71,810,439                  60.37%
Planned Unit Development                               78                 $37,025,607                  31.13%
Low-rise Condominium                                   17                  $7,637,121                   6.42%
High-rise Condominium                                   3                  $1,336,156                   1.12%
Two-to Four-Family Units                                2                  $1,138,063                   0.96%

---------------------------------------------------------------------------------------------------------------------
Total                                                 251                $118,947,387                 100.00%
---------------------------------------------------------------------------------------------------------------------

                                                     LOAN PURPOSE

                                                  Number of                     Aggregate     Percentage of Mortgage
Loan Purpose                                    Mortgage Loans          Principal Balance      Loans in Loan Group 7
---------------------------------------------------------------------------------------------------------------------
Refinance (rate/term)                                 224                $105,697,790                  88.86%
Refinance (cash-out)                                   27                 $13,249,597                  11.14%

---------------------------------------------------------------------------------------------------------------------
Total                                                 251                $118,947,387                 100.00%
---------------------------------------------------------------------------------------------------------------------

                                                      OCCUPANCY

                                                  Number of                     Aggregate     Percentage of Mortgage
Occupancy Type                                  Mortgage Loans          Principal Balance      Loans in Loan Group 7
---------------------------------------------------------------------------------------------------------------------
Primary Residence                                     235                $112,163,449                  94.30%
Secondary Residence                                    16                  $6,783,938                   5.70%

---------------------------------------------------------------------------------------------------------------------
Total                                                 251                $118,947,387                 100.00%
---------------------------------------------------------------------------------------------------------------------

                                                     GROSS MARGIN

                                                  Number of                     Aggregate     Percentage of Mortgage
Gross Margin                                    Mortgage Loans          Principal Balance      Loans in Loan Group 7
---------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                                         251                $118,947,387                 100.00%

---------------------------------------------------------------------------------------------------------------------
Total                                                 251                $118,947,387                 100.00%
---------------------------------------------------------------------------------------------------------------------

                                              NEXT RATE ADJUSTMENT DATE

Next Rate                                         Number of                     Aggregate     Percentage of Mortgage
Adjustment Date                                 Mortgage Loans          Principal Balance      Loans in Loan Group 7
---------------------------------------------------------------------------------------------------------------------
12/09                                                   2                    $723,539                   0.61%
01/10                                                   1                    $209,566                   0.18%
02/10                                                   3                  $1,299,628                   1.09%
03/10                                                  25                 $11,049,237                   9.29%
04/10                                                  73                 $35,254,857                  29.64%
05/10                                                  30                 $13,662,665                  11.49%
06/10                                                  88                 $42,583,684                  35.80%
07/10                                                  29                 $14,164,212                  11.91%

---------------------------------------------------------------------------------------------------------------------
Total                                                 251                $118,947,387                 100.00%
---------------------------------------------------------------------------------------------------------------------

                                            MONTHS TO NEXT ADJUSTMENT DATE

Number of Months to                               Number of                     Aggregate     Percentage of Mortgage
Next Adjustment Date (Months)                   Mortgage Loans          Principal Balance      Loans in Loan Group 7
---------------------------------------------------------------------------------------------------------------------
61                                                      2                    $723,539                   0.61%
62                                                      1                    $209,566                   0.18%
63                                                      3                  $1,299,628                   1.09%
64                                                     25                 $11,049,237                   9.29%
65                                                     73                 $35,254,857                  29.64%
66                                                     30                 $13,662,665                  11.49%
67                                                     88                 $42,583,684                  35.80%
68                                                     29                 $14,164,212                  11.91%

---------------------------------------------------------------------------------------------------------------------
Total                                                 251                $118,947,387                 100.00%
---------------------------------------------------------------------------------------------------------------------

                                                MAXIMUM MORTGAGE RATE

                                                  Number of                     Aggregate     Percentage of Mortgage
Maximum Mortgage Rates(%)                       Mortgage Loans          Principal Balance      Loans in Loan Group 7
---------------------------------------------------------------------------------------------------------------------
8.001 - 9.000                                           2                  $1,319,092                   1.11%
9.001 - 10.000                                        126                 $60,465,691                  50.83%
10.001 - 11.000                                       123                 $57,162,603                  48.06%

---------------------------------------------------------------------------------------------------------------------
Total                                                 251                $118,947,387                 100.00%
---------------------------------------------------------------------------------------------------------------------

                                              INITIAL PERIODIC RATE CAP

Initial Periodic                                  Number of                     Aggregate     Percentage of Mortgage
Rate Cap(%)                                     Mortgage Loans          Principal Balance      Loans in Loan Group 7
---------------------------------------------------------------------------------------------------------------------
5.000                                                 251                $118,947,387                 100.00%

---------------------------------------------------------------------------------------------------------------------
Total                                                 251                $118,947,387                 100.00%
---------------------------------------------------------------------------------------------------------------------

                                             SUBSEQUENT PERIODIC RATE CAP

Subsequent                                        Number of                     Aggregate     Percentage of Mortgage
Rate Cap(%)                                     Mortgage Loans          Principal Balance      Loans in Loan Group 7
---------------------------------------------------------------------------------------------------------------------
2.000                                                 251                $118,947,387                 100.00%

---------------------------------------------------------------------------------------------------------------------
Total                                                 251                $118,947,387                 100.00%
---------------------------------------------------------------------------------------------------------------------

                                                MINIMUM MORTGAGE RATE

                                                  Number of                     Aggregate     Percentage of Mortgage
Minimum Mortgage Rates(%)                       Mortgage Loans          Principal Balance      Loans in Loan Group 7
---------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                                         251                $118,947,387                 100.00%

---------------------------------------------------------------------------------------------------------------------
Total                                                 251                $118,947,387                 100.00%
---------------------------------------------------------------------------------------------------------------------

Summary of Mortgage Loans in Group 8
(As of Reference Date)
Total Number of Loans                                               131
Aggregate Principal Balance                                 $63,021,222
Average Principal                                              $481,078                $310,644 to $1,024,861
Weighted Average Mortgage Rate                                   5.326%                  4.375% to 6.625%
Net Weighted Average Mortgage Rate                               5.040%                  3.980% to 6.375%
Weighted Average Original Term (months)                             360                     360 to 360
Weighted Average Remaining Term (months)                            342                     337 to 344
Weighted Average Original LTV                                    66.74%                  17.00% to 95.00%
Weighted Average Gross Margin                                    2.412%                  2.250% to 2.750%
Weighted Average Months to Next Adjustment                          102                      97 to 104
Weighted Average Initial Periodic Cap                            5.000%                  5.000% to 5.000%
Weighted Average Subsequent Periodic Cap                         2.000%                  2.000% to 2.000%
Weighted Average Maximum Mortgage Rate                          10.326%                  9.375% to 11.625%
Weighted Average Minimum Mortgage Rate                           2.412%                  2.250% to 2.750%
Weighted Average FICO                                               737

                                                    LOAN PROGRAMS

                                                  Number of                     Aggregate     Percentage of Mortgage
Loan Programs                                   Mortgage Loans          Principal Balance      Loans in Loan Group 8
---------------------------------------------------------------------------------------------------------------------
10/1 CMT1Y                                             33                 $15,652,382                  24.84%
10/1 LIB12M                                            63                 $31,526,539                  50.03%
10/1 LIB12M - IO                                       35                 $15,842,301                  25.14%

---------------------------------------------------------------------------------------------------------------------
Total                                                 131                 $63,021,222                 100.00%
---------------------------------------------------------------------------------------------------------------------

                                              CURRENT PRINCIPAL BALANCES

Range of Current                                  Number of                     Aggregate     Percentage of Mortgage
Principal Balances ($)                          Mortgage Loans          Principal Balance      Loans in Loan Group 8
---------------------------------------------------------------------------------------------------------------------
$300,000.01 - $350,000.00                              15                  $5,010,002                   7.95%
$350,000.01 - $400,000.00                              32                 $11,999,385                  19.04%
$400,000.01 - $450,000.00                              22                  $9,353,963                  14.84%
$450,000.01 - $500,000.00                              12                  $5,689,334                   9.03%
$500,000.01 - $550,000.00                              17                  $9,022,161                  14.32%
$550,000.01 - $600,000.00                              14                  $8,118,418                  12.88%
$600,000.01 - $650,000.00                               9                  $5,684,574                   9.02%
$650,000.01 - $700,000.00                               1                    $675,426                   1.07%
$700,000.01 - $750,000.00                               4                  $2,917,636                   4.63%
$750,000.01 - $1,000,000.00                             4                  $3,525,461                   5.59%
$1,000,000.01 - $1,500,000.00                           1                  $1,024,861                   1.63%

---------------------------------------------------------------------------------------------------------------------
Total                                                 131                 $63,021,222                 100.00%
---------------------------------------------------------------------------------------------------------------------

                                                CURRENT MORTGAGE RATES

                                                  Number of                     Aggregate     Percentage of Mortgage
Current Mortgage Rates(%)                       Mortgage Loans          Principal Balance      Loans in Loan Group 8
---------------------------------------------------------------------------------------------------------------------
4.001 - 4.500                                           5                  $2,239,291                   3.55%
4.501 - 5.000                                          28                 $13,775,356                  21.86%
5.001 - 5.500                                          58                 $27,824,794                  44.15%
5.501 - 6.000                                          36                 $17,484,024                  27.74%
6.001 - 6.500                                           3                  $1,297,758                   2.06%
6.501 - 7.000                                           1                    $400,000                   0.63%

---------------------------------------------------------------------------------------------------------------------
Total                                                 131                 $63,021,222                 100.00%
---------------------------------------------------------------------------------------------------------------------

                                             MONTHS REMAINING TO MATURITY

Remaining Terms to                                Number of                     Aggregate     Percentage of Mortgage
Maturity (Months)                               Mortgage Loans          Principal Balance      Loans in Loan Group 8
---------------------------------------------------------------------------------------------------------------------
344                                                     9                  $3,921,828                   6.22%
343                                                    68                 $33,199,253                  52.68%
342                                                    17                  $8,341,897                  13.24%
341                                                    15                  $6,973,835                  11.07%
340                                                     8                  $3,761,461                   5.97%
339                                                     6                  $2,681,775                   4.26%
338                                                     5                  $3,005,385                   4.77%
337                                                     3                  $1,135,788                   1.80%

---------------------------------------------------------------------------------------------------------------------
Total                                                 131                 $63,021,222                 100.00%
---------------------------------------------------------------------------------------------------------------------

                                            ORIGINAL LOAN-TO-VALUE RATIOS

Range of Original                                 Number of                     Aggregate     Percentage of Mortgage
Loan-to-Value Ratios(%)                         Mortgage Loans          Principal Balance      Loans in Loan Group 8
---------------------------------------------------------------------------------------------------------------------
0.01 - 50.00                                           22                 $11,568,643                  18.36%
50.01 - 55.00                                           5                  $2,331,747                   3.70%
55.01 - 60.00                                          10                  $4,294,117                   6.81%
60.01 - 65.00                                           9                  $3,776,696                   5.99%
65.01 - 70.00                                          15                  $7,131,910                  11.32%
70.01 - 75.00                                          13                  $6,843,778                  10.86%
75.01 - 80.00                                          54                 $25,970,150                  41.21%
85.01 - 90.00                                           2                    $663,337                   1.05%
90.01 - 95.00                                           1                    $440,844                   0.70%

---------------------------------------------------------------------------------------------------------------------
Total                                                 131                 $63,021,222                 100.00%
---------------------------------------------------------------------------------------------------------------------

                                               GEOGRAPHIC DISTRIBUTION

                                                  Number of                     Aggregate     Percentage of Mortgage
State                                           Mortgage Loans          Principal Balance      Loans in Loan Group 8
---------------------------------------------------------------------------------------------------------------------
Alabama                                                 1                    $630,355                   1.00%
Arizona                                                 3                  $2,122,354                   3.37%
California                                             68                 $33,487,508                  53.14%
Colorado                                                2                  $1,353,822                   2.15%
Connecticut                                             1                    $361,581                   0.57%
Florida                                                 1                    $627,861                   1.00%
Georgia                                                 4                  $1,861,758                   2.95%
Hawaii                                                  1                    $522,278                   0.83%
Idaho                                                   1                    $360,376                   0.57%
Illinois                                                2                    $708,285                   1.12%
Indiana                                                 1                    $392,622                   0.62%
Massachusetts                                           2                    $950,448                   1.51%
Maryland                                                4                  $1,507,170                   2.39%
Michigan                                                1                    $393,081                   0.62%
Montana                                                 1                    $389,594                   0.62%
New Jersey                                              8                  $4,630,018                   7.35%
Nevada                                                  1                    $626,542                   0.99%
New York                                                9                  $3,983,661                   6.32%
Ohio                                                    3                  $1,197,256                   1.90%
Pennsylvania                                            2                    $769,932                   1.22%
South Carolina                                          1                    $321,101                   0.51%
Texas                                                   5                  $1,942,919                   3.08%
Virginia                                                8                  $3,515,364                   5.58%
Wyoming                                                 1                    $365,338                   0.58%

---------------------------------------------------------------------------------------------------------------------
Total                                                 131                 $63,021,222                 100.00%
---------------------------------------------------------------------------------------------------------------------

                                              CREDIT BUREAU RISK SCORES

Range of Credit                                   Number of                     Aggregate     Percentage of Mortgage
Bureau Risk Scores                              Mortgage Loans          Principal Balance      Loans in Loan Group 8
---------------------------------------------------------------------------------------------------------------------
Missing                                                 1                    $518,396                   0.82%
801 - 820                                              10                  $4,486,659                   7.12%
781 - 800                                              19                  $8,453,661                  13.41%
761 - 780                                              30                 $14,693,193                  23.31%
741 - 760                                              14                  $7,341,895                  11.65%
721 - 740                                              12                  $5,906,573                   9.37%
701 - 720                                              15                  $6,997,527                  11.10%
681 - 700                                               6                  $2,963,006                   4.70%
661 - 680                                              10                  $5,222,116                   8.29%
641 - 660                                               3                  $1,517,105                   2.41%
621 - 640                                              10                  $4,211,940                   6.68%
581 - 600                                               1                    $709,152                   1.13%

---------------------------------------------------------------------------------------------------------------------
Total                                                 131                 $63,021,222                 100.00%
---------------------------------------------------------------------------------------------------------------------

                                                    PROPERTY TYPE

                                                  Number of                     Aggregate     Percentage of Mortgage
Property Type                                   Mortgage Loans          Principal Balance      Loans in Loan Group 8
Single-Family Residence                                90                 $41,767,242                  66.27%
---------------------------------------------------------------------------------------------------------------------
Planned Unit Development                               27                 $14,442,774                  22.92%
Low-rise Condominium                                   10                  $4,759,542                   7.55%
High-rise Condominium                                   3                  $1,518,435                   2.41%
Two-to Four-Family Units                                1                    $533,229                   0.85%

---------------------------------------------------------------------------------------------------------------------
Total                                                 131                 $63,021,222                 100.00%
---------------------------------------------------------------------------------------------------------------------

                                                     LOAN PURPOSE

                                                  Number of                     Aggregate     Percentage of Mortgage
Loan Purpose                                    Mortgage Loans          Principal Balance      Loans in Loan Group 8
---------------------------------------------------------------------------------------------------------------------
Refinance (rate/term)                                 118                 $56,996,179                  90.44%
Refinance (cash-out)                                   13                  $6,025,043                   9.56%

---------------------------------------------------------------------------------------------------------------------
Total                                                 131                 $63,021,222                 100.00%
---------------------------------------------------------------------------------------------------------------------

                                                      OCCUPANCY

                                                  Number of                     Aggregate     Percentage of Mortgage
Occupancy Type                                  Mortgage Loans          Principal Balance      Loans in Loan Group 8
---------------------------------------------------------------------------------------------------------------------
Primary Residence                                     120                 $58,693,230                  93.13%
Secondary Residence                                    10                  $3,940,484                   6.25%
Investor Property                                       1                    $387,508                   0.61%

---------------------------------------------------------------------------------------------------------------------
Total                                                 131                 $63,021,222                 100.00%
---------------------------------------------------------------------------------------------------------------------

                                                     GROSS MARGIN

                                                  Number of                     Aggregate     Percentage of Mortgage
Gross Margin                                    Mortgage Loans          Principal Balance      Loans in Loan Group 8
---------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                                         131                 $63,021,222                 100.00%

---------------------------------------------------------------------------------------------------------------------
Total                                                 131                 $63,021,222                 100.00%
---------------------------------------------------------------------------------------------------------------------

                                              NEXT RATE ADJUSTMENT DATE

Next Rate                                         Number of                     Aggregate     Percentage of Mortgage
Adjustment Date                                 Mortgage Loans          Principal Balance      Loans in Loan Group 8
---------------------------------------------------------------------------------------------------------------------
12/12                                                   3                  $1,135,788                   1.80%
01/13                                                   5                  $3,005,385                   4.77%
02/13                                                   6                  $2,681,775                   4.26%
03/13                                                   8                  $3,761,461                   5.97%
04/13                                                  15                  $6,973,835                  11.07%
05/13                                                  17                  $8,341,897                  13.24%
06/13                                                  68                 $33,199,253                  52.68%
07/13                                                   9                  $3,921,828                   6.22%

---------------------------------------------------------------------------------------------------------------------
Total                                                 131                 $63,021,222                 100.00%
---------------------------------------------------------------------------------------------------------------------

                                            MONTHS TO NEXT ADJUSTMENT DATE

Number of Months to                               Number of                     Aggregate     Percentage of Mortgage
Next Adjustment Date (Months)                   Mortgage Loans          Principal Balance      Loans in Loan Group 8
---------------------------------------------------------------------------------------------------------------------
97                                                      3                  $1,135,788                   1.80%
98                                                      5                  $3,005,385                   4.77%
99                                                      6                  $2,681,775                   4.26%
100                                                     8                  $3,761,461                   5.97%
101                                                    15                  $6,973,835                  11.07%
102                                                    17                  $8,341,897                  13.24%
103                                                    68                 $33,199,253                  52.68%
104                                                     9                  $3,921,828                   6.22%

---------------------------------------------------------------------------------------------------------------------
Total                                                 131                 $63,021,222                 100.00%
---------------------------------------------------------------------------------------------------------------------

                                                MAXIMUM MORTGAGE RATE

                                                  Number of                     Aggregate     Percentage of Mortgage
Maximum Mortgage Rates(%)                       Mortgage Loans          Principal Balance      Loans in Loan Group 8
---------------------------------------------------------------------------------------------------------------------
9.001 - 10.000                                         33                 $16,014,646                  25.41%
10.001 - 11.000                                        94                 $45,308,818                  71.89%
11.001 - 12.000                                         4                  $1,697,758                   2.69%

---------------------------------------------------------------------------------------------------------------------
Total                                                 131                 $63,021,222                 100.00%
---------------------------------------------------------------------------------------------------------------------

                                              INITIAL PERIODIC RATE CAP

Initial Periodic                                  Number of                     Aggregate     Percentage of Mortgage
Rate Cap(%)                                     Mortgage Loans          Principal Balance      Loans in Loan Group 8
---------------------------------------------------------------------------------------------------------------------
5.000                                                 131                 $63,021,222                 100.00%

---------------------------------------------------------------------------------------------------------------------
Total                                                 131                 $63,021,222                 100.00%
---------------------------------------------------------------------------------------------------------------------

                                             SUBSEQUENT PERIODIC RATE CAP

Subsequent                                        Number of                     Aggregate     Percentage of Mortgage
Rate Cap(%)                                     Mortgage Loans          Principal Balance      Loans in Loan Group 8
---------------------------------------------------------------------------------------------------------------------
2.000                                                 131                 $63,021,222                 100.00%

---------------------------------------------------------------------------------------------------------------------
Total                                                 131                 $63,021,222                 100.00%
---------------------------------------------------------------------------------------------------------------------

                                                MINIMUM MORTGAGE RATE

                                                  Number of                     Aggregate     Percentage of Mortgage
Minimum Mortgage Rates(%)                       Mortgage Loans          Principal Balance      Loans in Loan Group 8
---------------------------------------------------------------------------------------------------------------------
2.001 - 3.000                                         131                 $63,021,222                 100.00%

---------------------------------------------------------------------------------------------------------------------
Total                                                 131                 $63,021,222                 100.00%
---------------------------------------------------------------------------------------------------------------------

                                   EXHIBIT 2

  THE                                                                                   Distribution Date:  11/19/04
BANK OF
  NEW
 YORK

101 Barclay St, 8W
New York, NY 10286

Officer:    Courtney Bartholomew          Countrywide Home Loans Servicing, LP
            (212) 815-3236                   CHL Mortgage Pass-Through Trust
Associate:  AnnMarie Cassano                        Series 2003-HYB3
            (212) 815-8318


                                         Certificateholder Monthly Distribution Summary
------------------------------------------------------------------------------------------------------------------------------
                                                    Certificate                               Pass
                                    Class              Rate             Beginning            Through           Principal
  Class         Cusip            Description           Type              Balance            Rate (%)         Distribution
------------------------------------------------------------------------------------------------------------------------------
   1A1        12669EQD1            Senior           Var-30/360           16,956,964.71      3.889542            1,355,577.17
   2A1        12669EQE9            Senior           Var-30/360           18,615,112.08      4.180594            1,296,964.90
   3A1        12669EQF6            Senior           Var-30/360           11,238,449.84      3.958244              995,519.59
   4A1        12669EQG4            Senior           Var-30/360           70,354,447.72      3.494914            1,482,936.94
   5A1        12669EQH2            Senior           Var-30/360           15,388,423.70      3.579503              831,337.42
   6A1        12669EQJ8            Senior           Var-30/360           13,179,482.99      3.964659            1,664,326.22
   7A1        12669EQK5            Senior           Var-30/360          113,886,308.73      3.813783            2,227,292.83
   8A1        12669ETM8            Senior           Var-30/360           60,402,909.53      4.163879            1,264,158.39
    X         12669EQL3           Strip IO          Var-30/360          338,886,582.28      1.044665                    0.00
    M         12669ETL0            Senior           Var-30/360            9,434,714.42      4.106953                6,833.71
   B1         12669EQM1            Senior           Var-30/360            5,658,058.97      4.580953                4,098.22
   B2         12669EQN9            Senior           Var-30/360            3,771,709.59      4.830953                2,731.91
   B3         12669EQP4            Senior           Var-30/360            1,571,792.96      4.940953                1,138.47
   B4         12669EQQ2            Senior           Var-30/360            1,257,236.53      4.940953                  910.64
   B5         12669EQR0            Senior           Var-30/360            2,635,837.44      4.940953                1,909.12
   AR         12669ETN6            Senior           Fix-30/360                    0.00      0.000000                    0.00
------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------

 Totals                                                                 344,351,449.21                         11,135,735.53

------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------
                                                                         Current                              Cumulative
                                  Interest             Total             Realized            Ending            Realized
  Class         Cusip           Distribution       Distribution           Losses             Balance            Losses
------------------------------------------------------------------------------------------------------------------------------
   1A1        12669EQD1             54,962.36         1,410,539.52            0.00           15,601,387.55            0.00
   2A1        12669EQE9             64,851.86         1,361,816.76            0.00           17,318,147.18            0.00
   3A1        12669EQF6             37,070.44         1,032,590.02            0.00           10,242,930.25            0.00
   4A1        12669EQG4            204,902.26         1,687,839.20            0.00           68,871,510.78            0.00
   5A1        12669EQH2             45,902.42           877,239.84            0.00           14,557,086.28            0.00
   6A1        12669EQJ8             43,543.46         1,707,869.68            0.00           11,515,156.77            0.00
   7A1        12669EQK5            361,948.03         2,589,240.86            0.00          111,659,015.90            0.00
   8A1        12669ETM8            209,592.01         1,473,750.40            0.00           59,138,751.14            0.00
    X         12669EQL3            295,019.15           295,019.15            0.00          327,754,805.00            0.00
    M         12669ETL0             32,289.94            39,123.65            0.00            9,427,880.71            0.00
   B1         12669EQM1             21,599.42            25,697.64            0.00            5,653,960.75            0.00
   B2         12669EQN9             15,184.13            17,916.03            0.00            3,768,977.68            0.00
   B3         12669EQP4              6,471.80             7,610.27            0.00            1,570,654.48            0.00
   B4         12669EQQ2              5,176.62             6,087.26            0.00            1,256,325.89            0.00
   B5         12669EQR0             10,852.96            12,762.08       -4,181.45            2,638,109.77      192,247.40
   AR         12669ETN6                  0.00                 0.00            0.00                    0.00            0.00
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

 Totals                          1,409,366.86        12,545,102.36       -4,181.45          333,219,895.13      192,247.40

------------------------------------------------------------------------------------------------------------------------------

  THE                                                                                   Distribution Date:  11/19/04
BANK OF
  NEW
 YORK

101 Barclay St, 8W
New York, NY 10286

Officer:    Courtney Bartholomew          Countrywide Home Loans Servicing, LP
            (212) 815-3236                   CHL Mortgage Pass-Through Trust
Associate:  AnnMarie Cassano                        Series 2003-HYB3
            (212) 815-8318


                                                 Principal Distribution Detail
------------------------------------------------------------------------------------------------------------------------------
                                  Original           Beginning          Scheduled                             Unscheduled
                                 Certificate        Certificate         Principal           Accretion          Principal
  Class         Cusip              Balance            Balance          Distribution         Principal         Adjustments
------------------------------------------------------------------------------------------------------------------------------
   1A1        12669EQD1            25,813,000.00      16,956,964.71      1,355,577.17           0.00               0.00
   2A1        12669EQE9            50,371,000.00      18,615,112.08      1,296,964.90           0.00               0.00
   3A1        12669EQF6            21,837,000.00      11,238,449.84        995,519.59           0.00               0.00
   4A1        12669EQG4           146,982,000.00      70,354,447.72      1,482,936.94           0.00               0.00
   5A1        12669EQH2            49,699,000.00      15,388,423.70        831,337.42           0.00               0.00
   6A1        12669EQJ8            36,800,000.00      13,179,482.99      1,664,326.22           0.00               0.00
   7A1        12669EQK5           182,240,000.00     113,886,308.73      2,227,292.83           0.00               0.00
   8A1        12669ETM8            97,107,000.00      60,402,909.53      1,264,158.39           0.00               0.00
    X         12669EQL3           629,920,000.00     338,886,582.28              0.00           0.00               0.00
    M         12669ETL0             9,538,000.00       9,434,714.42          6,833.71           0.00               0.00
   B1         12669EQM1             5,720,000.00       5,658,058.97          4,098.22           0.00               0.00
   B2         12669EQN9             3,813,000.00       3,771,709.59          2,731.91           0.00               0.00
   B3         12669EQP4             1,589,000.00       1,571,792.96          1,138.47           0.00               0.00
   B4         12669EQQ2             1,271,000.00       1,257,236.53            910.64           0.00               0.00
   B5         12669EQR0             2,863,272.18       2,635,837.44          1,909.12           0.00               0.00
   AR         12669ETN6                   100.00               0.00              0.00           0.00               0.00
------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------

 Totals                           635,643,372.18     344,351,449.21     11,135,735.53           0.00               0.00

------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------
                                     Net              Current             Ending             Ending
                                  Principal          Realized          Certificate         Certificate
  Class         Cusip           Distribution          Losses             Balance             Factor
--------------------------------------------------------------------------------------------------------
   1A1        12669EQD1            1,355,577.17            0.00          15,601,387.55   0.60440040086
   2A1        12669EQE9            1,296,964.90            0.00          17,318,147.18   0.34381185964
   3A1        12669EQF6              995,519.59            0.00          10,242,930.25   0.46906306977
   4A1        12669EQG4            1,482,936.94            0.00          68,871,510.78   0.46857105480
   5A1        12669EQH2              831,337.42            0.00          14,557,086.28   0.29290501369
   6A1        12669EQJ8            1,664,326.22            0.00          11,515,156.77   0.31291186882
   7A1        12669EQK5            2,227,292.83            0.00         111,659,015.90   0.61270311620
   8A1        12669ETM8            1,264,158.39            0.00          59,138,751.14   0.60900605663
    X         12669EQL3                    0.00            0.00         327,754,805.00   0.52031179356
    M         12669ETL0                6,833.71            0.00           9,427,880.71   0.98845467736
   B1         12669EQM1                4,098.22            0.00           5,653,960.75   0.98845467736
   B2         12669EQN9                2,731.91            0.00           3,768,977.68   0.98845467736
   B3         12669EQP4                1,138.47            0.00           1,570,654.48   0.98845467736
   B4         12669EQQ2                  910.64            0.00           1,256,325.89   0.98845467736
   B5         12669EQR0                1,909.12       -4,181.45           2,638,109.77   0.92136185434
   AR         12669ETN6                    0.00            0.00                   0.00   0.00000000000
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

 Totals                           11,135,735.53       -4,181.45         333,219,895.13

--------------------------------------------------------------------------------------------------------

  THE                                                                                   Distribution Date:  11/19/04
BANK OF
  NEW
 YORK

101 Barclay St, 8W
New York, NY 10286

Officer:    Courtney Bartholomew          Countrywide Home Loans Servicing, LP
            (212) 815-3236                   CHL Mortgage Pass-Through Trust
Associate:  AnnMarie Cassano                        Series 2003-HYB3
            (212) 815-8318


                                                     Interest Distribution Detail
--------------------------------------------------------------------------------------------------------
              Beginning             Pass              Accrued           Cumulative
             Certificate           Through            Optimal             Unpaid            Deferred
  Class        Balance            Rate (%)           Interest            Interest           Interest
--------------------------------------------------------------------------------------------------------
   1A1         16,956,964.71      3.889542              54,962.36          0.00                0.00
   2A1         18,615,112.08      4.180594              64,851.86          0.00                0.00
   3A1         11,238,449.84      3.958244              37,070.44          0.00                0.00
   4A1         70,354,447.72      3.494914             204,902.26          0.00                0.00
   5A1         15,388,423.70      3.579503              45,902.42          0.00                0.00
   6A1         13,179,482.99      3.964659              43,543.46          0.00                0.00
   7A1        113,886,308.73      3.813783             361,948.03          0.00                0.00
   8A1         60,402,909.53      4.163879             209,592.01          0.00                0.00
    X         338,886,582.28      1.044665             295,019.15          0.00                0.00
    M           9,434,714.42      4.106953              32,289.94          0.00                0.00
   B1           5,658,058.97      4.580953              21,599.42          0.00                0.00
   B2           3,771,709.59      4.830953              15,184.13          0.00                0.00
   B3           1,571,792.96      4.940953               6,471.80          0.00                0.00
   B4           1,257,236.53      4.940953               5,176.62          0.00                0.00
   B5           2,635,837.44      4.940953              10,852.96          0.00                0.00
   AR                   0.00      0.000000                   0.00          0.00                0.00
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------

 Totals       344,351,449.21                         1,409,366.86          0.00                0.00

--------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------
                Total                Net            Unscheduled
               Interest          Prepayment          Interest            Interest
  Class          Due            Int Shortfall       Adjustment             Paid
---------------------------------------------------------------------------------------
   1A1           54,962.36            0.00               0.00              54,962.36
   2A1           64,851.86            0.00               0.00              64,851.86
   3A1           37,070.44            0.00               0.00              37,070.44
   4A1          204,902.26            0.00               0.00             204,902.26
   5A1           45,902.42            0.00               0.00              45,902.42
   6A1           43,543.46            0.00               0.00              43,543.46
   7A1          361,948.03            0.00               0.00             361,948.03
   8A1          209,592.01            0.00               0.00             209,592.01
    X           295,019.15            0.00               0.00             295,019.15
    M            32,289.94            0.00               0.00              32,289.94
   B1            21,599.42            0.00               0.00              21,599.42
   B2            15,184.13            0.00               0.00              15,184.13
   B3             6,471.80            0.00               0.00               6,471.80
   B4             5,176.62            0.00               0.00               5,176.62
   B5            10,852.96            0.00               0.00              10,852.96
   AR                 0.00            0.00               0.00                   0.00
---------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------

 Totals       1,409,366.86            0.00               0.00           1,409,366.86

---------------------------------------------------------------------------------------

  THE                                                                                   Distribution Date:  11/19/04
BANK OF
  NEW
 YORK

101 Barclay St, 8W
New York, NY 10286

Officer:    Courtney Bartholomew          Countrywide Home Loans Servicing, LP
            (212) 815-3236                   CHL Mortgage Pass-Through Trust
Associate:  AnnMarie Cassano                        Series 2003-HYB3
            (212) 815-8318


                                                  Current Payment Information
                                                      Factors per $1,000
-------------------------------------------------------------------------------------------
                                    Original          Beginning Cert.
                                   Certificate           Notional             Principal
  Class          Cusip               Balance              Balance            Distribution
-------------------------------------------------------------------------------------------
   1A1         12669EQD1            25,813,000.00     656.915690297        52.515289433
   2A1         12669EQE9            50,371,000.00     369.560105604        25.748245968
   3A1         12669EQF6            21,837,000.00     514.651730566        45.588660796
   4A1         12669EQG4           146,982,000.00     478.660296617        10.089241812
   5A1         12669EQH2            49,699,000.00     309.632461366        16.727447680
   6A1         12669EQJ8            36,800,000.00     358.138124864        45.226256048
   7A1         12669EQK5           182,240,000.00     624.924872287        12.221756090
   8A1         12669ETM8            97,107,000.00     622.024257036        13.018200407
    X          12669EQL3           629,920,000.00     537.983525338         0.000000000
    M          12669ETL0             9,538,000.00     989.171149097         0.716471732
   B1          12669EQM1             5,720,000.00     989.171149097         0.716471732
   B2          12669EQN9             3,813,000.00     989.171149097         0.716471732
   B3          12669EQP4             1,589,000.00     989.171149097         0.716471732
   B4          12669EQQ2             1,271,000.00     989.171149097         0.716471732
   B5          12669EQR0             2,863,272.18     920.568243871         0.666762824
   AR          12669ETN6                   100.00       0.000000000         0.000000000
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

 Totals                            635,643,372.18     541.736867371        17.518841566

-------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------
                                                       Ending Cert.              Pass
                                    Interest             Notional              Through
  Class          Cusip            Distribution            Balance              Rate (%)
-------------------------------------------------------------------------------------------
   1A1         12669EQD1          2.129251059         604.400400864           3.889542
   2A1         12669EQE9          1.287484052         343.811859636           4.180594
   3A1         12669EQF6          1.697597491         469.063069770           3.958244
   4A1         12669EQG4          1.394063630         468.571054804           3.494914
   5A1         12669EQH2          0.923608572         292.905013686           3.579503
   6A1         12669EQJ8          1.183246234         312.911868816           3.964659
   7A1         12669EQK5          1.986106377         612.703116197           3.813783
   8A1         12669ETM8          2.158361480         609.006056629           4.163879
    X          12669EQL3          0.468343835         520.311793557           1.044665
    M          12669ETL0          3.385399490         988.454677365           4.106953
   B1          12669EQM1          3.776122094         988.454677365           4.580953
   B2          12669EQN9          3.982199417         988.454677365           4.830953
   B3          12669EQP4          4.072873439         988.454677365           4.940953
   B4          12669EQQ2          4.072873439         988.454677365           4.940953
   B5          12669EQR0          3.790403665         921.361854343           4.940953
   AR          12669ETN6          0.000000000           0.000000000           0.000000
-------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------

 Totals                           2.217228908         524.224604100

-------------------------------------------------------------------------------------------

  THE
BANK OF
  NEW
 YORK

101 Barclay St, 8W
New York, NY 10286

Officer:    Courtney Bartholomew          Countrywide Home Loans Servicing, LP
            (212) 815-3236                   CHL Mortgage Pass-Through Trust
Associate:  AnnMarie Cassano                        Series 2003-HYB3
            (212) 815-8318

-----------------------------------------------------------
Pool Level Data
Distribution Date                                 11/19/04
Cut-off Date                                       6/ 1/03
Determination Date                                11/ 1/04
Accrual Period 30/360                   Begin     10/ 1/04
                                        End       11/ 1/04
Number of Days in 30/360 Accrual Period                 30
-----------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                         Collateral Information                                       Group 1            Group 2             Group 3
------------------------------------------------------------------------------------------------------------------------------------

Cut-Off Date Balance                                                            26,860,981.56      52,415,412.10       22,723,466.20

Beginning Aggregate Pool Stated Principal Balance                               18,000,225.68      20,652,515.84       12,120,791.43
Ending Aggregate Pool Stated Principal Balance                                  16,644,412.06      19,355,045.27       11,125,091.38

Beginning Aggregate Loan Count                                                             54                 57                  35
Loans Paid Off or Otherwise Removed Pursuant to PSA                                         4                  3                   3
Ending Aggregate Loan Count                                                                50                 54                  32

Beginning Weighted Average Loan Rate (WAC)                                          5.153627%          5.190750%           5.373546%
Ending Weighted Average Loan Rate (WAC)                                             5.161348%          5.171944%           5.370091%

Beginning Net Weighted Average Loan Rate                                            4.894627%          4.931750%           5.114546%
Ending Net Weighted Average Loan Rate                                               4.902348%          4.912944%           5.111091%

Weighted Average Maturity (WAM) (Months)                                                  342                342                 342

Servicer Advances                                                                    3,274.02           5,265.25            3,506.86

Aggregate Pool Prepayment                                                        1,351,733.89       1,292,344.73          993,221.00
Pool Prepayment Rate (CPR)                                                            60.8197            53.9586             64.1625

------------------------------------------------------------------------------------------------------------------------------------
                         Collateral Information                                  Group 4            Group 5             Group 6
------------------------------------------------------------------------------------------------------------------------------------


Cut-Off Date Balance                                                         152,947,682.49      51,716,681.54       38,294,400.84

Beginning Aggregate Pool Stated Principal Balance                             76,064,128.90      17,369,617.55       14,673,864.99
Ending Aggregate Pool StatedPrincipal Balance                                 74,581,334.94      16,535,863.48       13,009,539.02

Beginning Aggregate Loan Count                                                          193                 44                  32
------------------------------------------------------------------------------------------------------------------------------------

  THE
BANK OF
  NEW
 YORK

101 Barclay St, 8W
New York, NY 10286

Officer:    Courtney Bartholomew          Countrywide Home Loans Servicing, LP
            (212) 815-3236                   CHL Mortgage Pass-Through Trust
Associate:  AnnMarie Cassano                        Series 2003-HYB3
            (212) 815-8318



------------------------------------------------------------------------------------------------------------------------------------
                           Collateral Information                                  Group 4            Group 5             Group 6
------------------------------------------------------------------------------------------------------------------------------------

Loans Paid Off or Otherwise Removed Pursuant to PSA                                         4                  2                   3
Ending Aggregate Loan Count                                                               189                 42                  29

Beginning Weighted Average Loan Rate (WAC)                                          4.967783%          5.290432%           6.458103%
Ending Weighted Average Loan Rate (WAC)                                             4.964992%          5.286837%           6.425116%

Beginning Net Weighted Average Loan Rate                                            4.708716%          5.031124%           6.199103%
Ending Net Weighted Average Loan Rate                                               4.705923%          5.027514%           6.166116%

Weighted Average Maturity (WAM) (Months)                                                  341                339                 343

Servicer Advances                                                                    7,524.78           4,784.46            6,578.96

Aggregate Pool Prepayment                                                        1,428,992.97         812,566.72        1,664,328.45
Pool Prepayment Rate (CPR)                                                            20.3675            43.7658             76.4165
------------------------------------------------------------------------------------------------------------------------------------
                             Collateral Information                                Group 7            Group 8               Total

Cut-Off Date Balance                                                           189,635,849.99     101,048,897.46      635,643,372.18

Beginning Aggregate Pool Stated Principal Balance                              121,181,286.83      64,289,017.99      344,351,449.21
Ending Aggregate Pool Stated Principal Balance                                 118,947,386.95      63,021,222.04      333,219,895.14

Beginning Aggregate Loan Count                                                            255                133                 803
Loans Paid Off or Otherwise Removed Pursuant to PSA                                         4                  2                  25
Ending Aggregate Loan Count                                                               251                131                 778

Beginning Weighted Average Loan Rate (WAC)                                          5.040196%          5.329931%           5.178029%
Ending Weighted Average Loan Rate (WAC)                                             5.039960%          5.325601%           5.168285%

Beginning Net Weighted Average Loan Rate                                            4.779730%          5.032878%           4.911378%
Ending Net Weighted Average Loan Rate                                               4.779466%          5.030588%           4.901909%

Weighted Average Maturity (WAM) (Months)                                                  342                343                 342

Servicer Advances                                                                    7,346.48               0.00           38,280.81

Aggregate Pool Prepayment                                                        2,124,146.18       1,207,618.69       10,874,952.63
Pool Prepayment Rate (CPR)                                                            19.1362            20.3692             31.9806
------------------------------------------------------------------------------------------------------------------------------------

  THE
BANK OF
  NEW
 YORK

101 Barclay St, 8W
New York, NY 10286

Officer:    Courtney Bartholomew          Countrywide Home Loans Servicing, LP
            (212) 815-3236                   CHL Mortgage Pass-Through Trust
Associate:  AnnMarie Cassano                        Series 2003-HYB3
            (212) 815-8318




------------------------------------------------------------------------------------------------------------------------------------
     Delinquency Information                     Group 1                          Group 2                          Group 3
------------------------------------------------------------------------------------------------------------------------------------
30-59 Days         Balance             760,097.78       4.566684%      727,030.85        3.756286%      618,303.75         5.557741%
                   # of loans                   2       4.000000%               2        3.703704%               2         6.250000%
60-89 Days         Balance                   0.00       0.000000%      516,000.00        2.665972%            0.00         0.000000%
                   # of loans                   0       0.000000%               1        1.851852%               0         0.000000%
90+ Days           Balance                   0.00       0.000000%            0.00        0.000000%            0.00         0.000000%
                   # of loans                   0       0.000000%               0        0.000000%               0         0.000000%

Total              Balance             760,097.78       4.566684%    1,243,030.85        6.422258%      618,303.75         5.557741%
                   # of loans                   2       4.000000%               3        5.555556%               2         6.250000%
------------------------------------------------------------------------------------------------------------------------------------
     Delinquency Information                     Group 4                          Group 5                          Group 6
------------------------------------------------------------------------------------------------------------------------------------
30-59 Days         Balance             286,285.35       0.383857%      801,071.17        4.844447%      880,000.00         6.764267%
                   # of loans                   1       0.529101%               2        4.761905%               2         6.896552%
60-89 Days         Balance             489,985.61       0.656982%            0.00        0.000000%      344,000.00         2.644214%
                   # of loans                   1       0.529101%               0        0.000000%               1         3.448276%
90+ Days           Balance             357,571.89       0.479439%            0.00        0.000000%            0.00         0.000000%
                   # of loans                   2       1.058201%               0        0.000000%               0         0.000000%
Total              Balance           1,133,842.85       1.520277%      801,071.17        4.844447%    1,224,000.00         9.408481%
                   # of loans                   4       2.116402%               2        4.761905%               3        10.344828%
------------------------------------------------------------------------------------------------------------------------------------
     Delinquency Information                     Group 7                          Group 8                           Total
------------------------------------------------------------------------------------------------------------------------------------
30-59 Days         Balance             766,850.47       0.644697%             0.00       0.000000%    4,839,639.37         1.452386%
                   # of loans                   2       0.796813%                0       0.000000%              13         1.670951%
60-89 Days         Balance                   0.00       0.000000%             0.00       0.000000%    1,349,985.61         0.405134%
                   # of loans                   0       0.000000%                0       0.000000%               3         0.385604%
90+ Days           Balance                   0.00       0.000000%             0.00       0.000000%      357,571.89         0.107308%
                   # of loans                   0       0.000000%                0       0.000000%               2         0.257069%

-----------------------------          --------------------------             --------------------    ------------------------------
Total              Balance             766,850.47       0.644697%             0.00       0.000000%    6,547,196.87         1.964828%
                   # of loans                   2       0.796813%                0       0.000000%              18         2.313625%
------------------------------------------------------------------------------------------------------------------------------------

  THE
BANK OF
  NEW
 YORK

101 Barclay St, 8W
New York, NY 10286

Officer:    Courtney Bartholomew          Countrywide Home Loans Servicing, LP
            (212) 815-3236                   CHL Mortgage Pass-Through Trust
Associate:  AnnMarie Cassano                        Series 2003-HYB3
            (212) 815-8318




------------------------------------------------------------------------------------------------------------------------------------
     Foreclosure Information                     Group 1                         Group 2                          Group 3
------------------------------------------------------------------------------------------------------------------------------------
30-59 Days         Balance                   0.00       0.000000%           0.00        0.000000%             0.00         0.000000%
                   # of loans                   0       0.000000%              0        0.000000%                0         0.000000%
60-89 Days         Balance                   0.00       0.000000%           0.00        0.000000%             0.00         0.000000%
                   # of loans                   0       0.000000%              0        0.000000%                0         0.000000%
90+ Days           Balance                   0.00       0.000000%           0.00        0.000000%             0.00         0.000000%
                   # of loans                   0       0.000000%              0        0.000000%                0         0.000000%

-----------------------------                --------------------           ---------------------             ----------------------
Total              Balance                   0.00       0.000000%           0.00        0.000000%             0.00         0.000000%
                   # of loans                   0       0.000000%              0        0.000000%                0         0.000000%
------------------------------------------------------------------------------------------------------------------------------------
     Foreclosure Information                     Group 4                         Group 5                          Group 6
------------------------------------------------------------------------------------------------------------------------------------
30-59 Days         Balance                   0.00       0.000000%           0.00        0.000000%             0.00         0.000000%
                   # of loans                   0       0.000000%              0        0.000000%                0         0.000000%
60-89 Days         Balance                   0.00       0.000000%           0.00        0.000000%             0.00         0.000000%
                   # of loans                   0       0.000000%              0        0.000000%                0         0.000000%
90+ Days           Balance             250,807.27       0.000000%           0.00        0.000000%             0.00         0.000000%
                   # of loans                   1       0.000000%              0        0.000000%                0         0.000000%

-----------------------------          --------------------------           ---------------------             ----------------------
Total              Balance             250,807.27       0.000000%           0.00        0.000000%             0.00         0.000000%
                   # of loans                   1       0.000000%              0        0.000000%                0         0.000000%
------------------------------------------------------------------------------------------------------------------------------------
     Foreclosure Information                     Group 7                         Group 8                          Total
------------------------------------------------------------------------------------------------------------------------------------
30-59 Days         Balance                   0.00       0.000000%            0.00       0.000000%             0.00         0.000000%
                   # of loans                   0       0.000000%               0       0.000000%                0         0.000000%
60-89 Days         Balance                   0.00       0.000000%            0.00       0.000000%             0.00         0.000000%
                   # of loans                   0       0.000000%               0       0.000000%                0         0.000000%
90+ Days           Balance             791,581.37       0.000000%            0.00       0.000000%     1,042,388.64         0.000000%
                   # of loans                   2       0.000000%               0       0.000000%                3         0.000000%

-----------------------------          --------------------------            --------------------     ------------------------------
Total              Balance             791,581.37       0.000000%            0.00       0.000000%     1,042,388.64         0.000000%
                   # of loans                   2       0.000000%               0       0.000000%                3         0.000000%
------------------------------------------------------------------------------------------------------------------------------------

  THE
BANK OF
  NEW
 YORK

101 Barclay St, 8W
New York, NY 10286

Officer:    Courtney Bartholomew          Countrywide Home Loans Servicing, LP
            (212) 815-3236                   CHL Mortgage Pass-Through Trust
Associate:  AnnMarie Cassano                        Series 2003-HYB3
            (212) 815-8318




------------------------------------------------------------------------------------------------------------------------------------
     Bankruptcy Information                      Group 1                         Group 2                          Group 3
------------------------------------------------------------------------------------------------------------------------------------
30-59 Days         Balance                   0.00       0.000000%            0.00        0.000000%            0.00         0.000000%
                   # of loans                   0       0.000000%               0        0.000000%               0         0.000000%
60-89 Days         Balance                   0.00       0.000000%            0.00        0.000000%            0.00         0.000000%
                   # of loans                   0       0.000000%               0        0.000000%               0         0.000000%
90+ Days           Balance                   0.00       0.000000%            0.00        0.000000%            0.00         0.000000%
                   # of loans                   0       0.000000%               0        0.000000%               0         0.000000%

-----------------------------                --------------------            ---------------------            ----------------------
Total              Balance                   0.00       0.000000%            0.00        0.000000%            0.00         0.000000%
                   # of loans                   0       0.000000%               0        0.000000%               0         0.000000%
------------------------------------------------------------------------------------------------------------------------------------
     Bankruptcy Information                      Group 4                         Group 5                          Group 6
------------------------------------------------------------------------------------------------------------------------------------
30-59 Days         Balance                   0.00       0.000000%            0.00        0.000000%            0.00         0.000000%
                   # of loans                   0       0.000000%               0        0.000000%               0         0.000000%
60-89 Days         Balance                   0.00       0.000000%            0.00        0.000000%            0.00         0.000000%
                   # of loans                   0       0.000000%               0        0.000000%               0         0.000000%
90+ Days           Balance                   0.00       0.000000%            0.00        0.000000%            0.00         0.000000%
                   # of loans                   0       0.000000%               0        0.000000%               0         0.000000%

-----------------------------                --------------------            ---------------------            ----------------------
Total              Balance                   0.00       0.000000%            0.00        0.000000%            0.00         0.000000%
                   # of loans                   0       0.000000%               0        0.000000%               0         0.000000%
------------------------------------------------------------------------------------------------------------------------------------
     Bankruptcy Information                      Group 7                         Group 8                          Total
------------------------------------------------------------------------------------------------------------------------------------
30-59 Days         Balance                   0.00       0.000000%            0.00        0.000000%            0.00         0.000000%
                   # of loans                   0       0.000000%               0        0.000000%               0         0.000000%
60-89 Days         Balance                   0.00       0.000000%            0.00        0.000000%            0.00         0.000000%
                   # of loans                   0       0.000000%               0        0.000000%               0         0.000000%
90+ Days           Balance                   0.00       0.000000%            0.00        0.000000%            0.00         0.000000%
                   # of loans                   0       0.000000%               0        0.000000%               0         0.000000%

-----------------------------                --------------------            ---------------------            ----------------------
Total              Balance                   0.00       0.000000%            0.00        0.000000%            0.00         0.000000%
                   # of loans                   0       0.000000%               0        0.000000%               0         0.000000%
------------------------------------------------------------------------------------------------------------------------------------

  THE
BANK OF
  NEW
 YORK

101 Barclay St, 8W
New York, NY 10286

Officer:    Courtney Bartholomew          Countrywide Home Loans Servicing, LP
            (212) 815-3236                   CHL Mortgage Pass-Through Trust
Associate:  AnnMarie Cassano                        Series 2003-HYB3
            (212) 815-8318




------------------------------------------------------------------------------------------------------------------------------------
         REO Information                           Group 1                          Group 2                           Group 3
------------------------------------------------------------------------------------------------------------------------------------
30-59 Days         Balance                   0.00       0.000000%            0.00        0.000000%            0.00         0.000000%
                   # of loans                   0       0.000000%               0        0.000000%               0         0.000000%
60-89 Days         Balance                   0.00       0.000000%            0.00        0.000000%            0.00         0.000000%
                   # of loans                   0       0.000000%               0        0.000000%               0         0.000000%
90+ Days           Balance                   0.00       0.000000%            0.00        0.000000%            0.00         0.000000%
                   # of loans                   0       0.000000%               0        0.000000%               0         0.000000%

-----------------------------                --------------------            ---------------------            ----------------------
Total              Balance                   0.00       0.000000%            0.00        0.000000%            0.00         0.000000%
                   # of loans                   0       0.000000%               0        0.000000%               0         0.000000%
------------------------------------------------------------------------------------------------------------------------------------
         REO Information                           Group 4                          Group 5                           Group 6
------------------------------------------------------------------------------------------------------------------------------------
30-59 Days         Balance                   0.00       0.000000%            0.00        0.000000%            0.00         0.000000%
                   # of loans                   0       0.000000%               0        0.000000%               0         0.000000%
60-89 Days         Balance                   0.00       0.000000%            0.00        0.000000%            0.00         0.000000%
                   # of loans                   0       0.000000%               0        0.000000%               0         0.000000%
90+ Days           Balance                   0.00       0.000000%            0.00        0.000000%            0.00         0.000000%
                   # of loans                   0       0.000000%               0        0.000000%               0         0.000000%

-----------------------------                --------------------            ---------------------            ----------------------
Total              Balance                   0.00       0.000000%            0.00        0.000000%            0.00         0.000000%
                   # of loans                   0       0.000000%               0        0.000000%               0         0.000000%
------------------------------------------------------------------------------------------------------------------------------------
         REO Information                           Group 7                          Group 8                           Total
------------------------------------------------------------------------------------------------------------------------------------
30-59 Days         Balance                   0.00       0.000000%             0.00       0.000000%            0.00         0.000000%
                   # of loans                   0       0.000000%                0       0.000000%               0         0.000000%
60-89 Days         Balance                   0.00       0.000000%             0.00       0.000000%            0.00         0.000000%
                   # of loans                   0       0.000000%                0       0.000000%               0         0.000000%
90+ Days           Balance                   0.00       0.000000%             0.00       0.000000%            0.00         0.000000%
                   # of loans                   0       0.000000%                0       0.000000%               0         0.000000%

-----------------------------                --------------------            ---------------------            ----------------------
Total              Balance                   0.00       0.000000%             0.00       0.000000%            0.00         0.000000%
                   # of loans                   0       0.000000%                0       0.000000%               0         0.000000%
------------------------------------------------------------------------------------------------------------------------------------

  THE
BANK OF
  NEW
 YORK

101 Barclay St, 8W
New York, NY 10286

Officer:    Courtney Bartholomew          Countrywide Home Loans Servicing, LP
            (212) 815-3236                   CHL Mortgage Pass-Through Trust
Associate:  AnnMarie Cassano                        Series 2003-HYB3
            (212) 815-8318


------------------------------------------------------------------------------------------------------------------------------------
                                                   Aggregate Book Value / Loss Info
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                            Group 1                   Group 2                    Group 3
                                                            -------                   -------                    -------
Book Value of all REO Loans                                      0.00                      0.00                       0.00
Percentage of Total Pool Balance                            0.000000%                 0.000000%                  0.000000%

Current Realized Losses                                          0.00                      0.00                       0.00
Additional (Gains)/Losses                                        0.00                      0.00                       0.00
Cumulative Losses                                                0.00                      0.00                       0.00
------------------------------------------------------------------------------------------------------------------------------------
                                                   Aggregate Book Value / Loss Info
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                            Group 4                   Group 5                    Group 6
                                                            -------                   -------                    -------
Book Value of all REO Loans                                       0.00                      0.00                       0.00
Percentage of Total Pool Balance                             0.000000%                 0.000000%                  0.000000%

Current Realized Losses                                           0.00                      0.00                       0.00
Additional (Gains)/Losses                              (     4,181.50)                      0.00                       0.00
Cumulative Losses                                           192,247.29                      0.00                       0.00
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                                   Aggregate Book Value / Loss Info
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                              Group 7                                    Group 8
                                                              -------                                    -------
Book Value of all REO Loans                                        0.00                                       0.00
Percentage of Total Pool Balance                              0.000000%                                  0.000000%

Current Realized Losses                                            0.00                                       0.00
Additional (Gains)/Losses                                          0.00                                       0.00
Cumulative Losses                                                  0.00                                       0.00
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
                                               Senior/Subordinate Allocation Percentages
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
                                                                Group 1                   Group 2                   Group 3
                                                                -------                   -------                   -------
Senior Percentage                                            94.2041784091%            90.1348398597%            92.7204292333%
Senior Prepayment Percentage                                100.0000000000%           100.0000000000%           100.0000000000%

Subordinate Percentage                                        5.7958215909%             9.8651601403%             7.2795707667%
Subordinate Prepayment Percentage                             0.0000000000%             0.0000000000%             0.0000000000%
------------------------------------------------------------------------------------------------------------------------------------

  THE
BANK OF
  NEW
 YORK

101 Barclay St, 8W
New York, NY 10286

Officer:    Courtney Bartholomew          Countrywide Home Loans Servicing, LP
            (212) 815-3236                   CHL Mortgage Pass-Through Trust
Associate:  AnnMarie Cassano                        Series 2003-HYB3
            (212) 815-8318



------------------------------------------------------------------------------------------------------------------------------------
                                                                Group 4                   Group 5                   Group 6
                                                                -------                   -------                   -------
Senior Percentage                                            92.4935955157%            88.5939120600%            89.8160300914%
Senior Prepayment Percentage                                100.0000000000%           100.0000000000%           100.0000000000%

Subordinate Percentage                                        7.5064044843%            11.4060879400%            10.1839699086%
Subordinate Prepayment Percentage                             0.0000000000%             0.0000000000%             0.0000000000%
------------------------------------------------------------------------------------------------------------------------------------

                                                                 Group 7                                    Group 8
Senior Percentage                                             93.9801117027%                              93.9552530377%
Senior Prepayment Percentage                                 100.0000000000%                             100.0000000000%

Subordinate Percentage                                         6.0198882973%                               6.0447469623%
Subordinate Prepayment Percentage                              0.0000000000%                               0.0000000000%
------------------------------------------------------------------------------------------------------------------------------------



------------------------------------------------------------------------------------------------------------------------------------
                                                    Credit Enhancement Information
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Protection                                                    Original                                     Current
----------                                                    --------                                     -------
Bankruptcy Loss                                                159,311.01                                       0.00
Bankruptcy Percentage                                           0.025063%                                  0.000000%
Credit/Fraud Loss                                           12,717,867.00                               4,142,956.21
Credit/Fraud Loss Percentage                                    2.000787%                                  1.243310%
Special Hazard Loss                                          6,356,434.00                               3,871,549.88
Special Hazard Loss Percentage                                  1.000000%                                  1.161860%
------------------------------------------------------------------------------------------------------------------------------------

  THE
BANK OF
  NEW
 YORK

101 Barclay St, 8W
New York, NY 10286

Officer:    Courtney Bartholomew          Countrywide Home Loans Servicing, LP
            (212) 815-3236                   CHL Mortgage Pass-Through Trust
Associate:  AnnMarie Cassano                        Series 2003-HYB3
            (212) 815-8318


------------------------------------------------------------------------------------------------------------------------------------
                                                                         Class Subordination Levels
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Class                                                            Original                                   Current
-----                                                            --------                                   -------
Class A                                                       635,643,372.18                             333,219,895.14
Class A Percentage                                               100.000000%                                100.000000%

------------------------------------------------------------------------------------------------------------------------------------

  THE
BANK OF
  NEW
 YORK

101 Barclay St, 8W
New York, NY 10286

Officer:    Courtney Bartholomew          Countrywide Home Loans Servicing, LP
            (212) 815-3236                   CHL Mortgage Pass-Through Trust
Associate:  AnnMarie Cassano                        Series 2003-HYB3
            (212) 815-8318


--------------------------------------------------------------------------------
    Certificate Account - Deposits
--------------------------------------------------------------------------------
Beginning Balance                                                           0.33

Payments of Interest and Principal                                 12,591,514.52
Liquidation Proceeds                                                        0.00
All Other Proceeds                                                          0.00
Other Amounts                                                               0.00

Total Deposits                                                     12,591,514.52

--------------------------------------------------------------------------------
   Certificate Account - Withdrawals

Reimbursement of Servicer Advances                                          0.00
Payment of Master Servicer Fees                                        50,451.80
Payment of Sub Servicer Fees                                              141.86
Payment of Other Fees                                                       0.00
Payment of Insurance Premium(s)                                             0.00
Payment of Personal Mortgage Insurance                                    141.86
Other Permitted Withdrawals per the PSA                                     0.00
Payment of Principal and Interest                                  12,545,102.36

Total Withdrawals                                                  12,595,837.89

Ending Balance                                                         -4,181.17

--------------------------------------------------------------------------------

  THE
BANK OF
  NEW
 YORK

101 Barclay St, 8W
New York, NY 10286

Officer:    Courtney Bartholomew          Countrywide Home Loans Servicing, LP
            (212) 815-3236                   CHL Mortgage Pass-Through Trust
Associate:  AnnMarie Cassano                        Series 2003-HYB3
            (212) 815-8318



--------------------------------------------------------------------------------
                         Compensating Interest Detail
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


Total Gross Prepayment Interest Shortfall                              23,341.67
Compensation for Gross PPIS from Servicing Fees                        23,341.67

Total Net PPIS (Non-Supported PPIS)                                         0.00

--------------------------------------------------------------------------------

  THE
BANK OF
  NEW
 YORK

101 Barclay St, 8W
New York, NY 10286

Officer:    Courtney Bartholomew          Countrywide Home Loans Servicing, LP
            (212) 815-3236                   CHL Mortgage Pass-Through Trust
Associate:  AnnMarie Cassano                        Series 2003-HYB3
            (212) 815-8318



                                                        Loan Level Loss Detail

Group                        Loan ID                Liquidation Balance         Liquidation Proceeds          Realized Loss
-----                        -------                -------------------         --------------------          -------------
Group 1                          N/A

Group 2                          N/A

Group 3                          N/A

Group 4                          N/A

Group 5                          N/A

Group 6                          N/A

Group 7                          N/A

Group 8                          N/A
